                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
  [_] Preliminary Proxy Statement
  [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
  [X] Definitive Proxy Statement
  [_] Definitive Additional Materials
  [_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             BUCKEYE PARTNERS, L.P.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             BUCKEYE PARTNERS, L.P.
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per exchange Act Rules 14a-6(i)(4) and 0-11.

  1) Title of each class of securities to which transaction applies:

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  2) Aggregate number of securities to which transaction applies:

  ----------------------------------------------------------------------------
  3) Per unit price or other underlying value of transaction computed

  ----------------------------------------------------------------------------
  4) Proposed maximum aggregate value of transaction:

  ----------------------------------------------------------------------------
  5) Total fee paid:

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* Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  1)Amount Previously Paid: __________________________________________________

  2)Form, Schedule or Registration Statement No.: ____________________________

  3)Filing Party: ____________________________________________________________

  4)Date Filed: ______________________________________________________________

LOGO        BUCKEYE PARTNERS, L.P.
            -------------------------------------------------------------------


                                          May 22, 1998

Dear Unitholder:

  As we previously reported to you, 1997 was an excellent year for the Partnership. We are determined to maintain this positive momentum in 1998 and the years ahead.

  One of our principal objectives for 1998 is to better position the Partnership to participate in an increasingly competitive environment for oil pipelines. In the Consent Solicitation materials that are enclosed, we propose several amendments to the Buckeye Partnership Agreement that will eliminate restrictions on our ability to issue additional LP Units, incur debt and spend capital. These amendments will provide the Partnership with the financial flexibility to pursue growth and expansion opportunities in a timely and cost-effective manner. These amendments will also make our Partnership Agreement comparable to the partnership agreements of other publicly traded petroleum products pipeline partnerships, none of which have similar restrictions on the issuance of equity or debt or on capital spending.

  We believe that these amendments are critical to our efforts to generate increased cash flow for the Partnership and to build long-term value for our Unitholders. The Board of Directors of the General Partner has recommended unanimously that you approve the Proposed Amendments.

  We urge you to read the Consent Solicitation materials carefully. Your vote is extremely important. We must receive the affirmative consent of at least two-thirds of the Unitholders for the amendments to be approved.

  Thank you for your support. We look forward to the opportunity to continue to build long-term value for our Unitholders.

                                          Sincerely,

                                          LOGO
                                          /s/ A. W. Martinelli
                                          A. W. Martinelli
                                          Chairman and Chief Executive Officer
                                          Buckeye Management Company,
                                           as General Partner

Enclosure

            BUCKEYE PARTNERS, L.P.
            -------------------------------------------------------------------

LOGO

   CONSENT SOLICITATION STATEMENT TO APPROVE PARTNERSHIP AGREEMENT AMENDMENTS

  Buckeye Partners, L.P. (the "Partnership") is furnishing this Consent Solicitation Statement to the holders of the Partnership's limited partnership units (the "Unitholders") as of May 21, 1998, in connection with the solicitation (the "Solicitation") of the consent (the "Consent") of the Unitholders to approve certain amendments (the "Proposed Amendments") to the Amended and Restated Agreement of Limited Partnership of the Partnership (the "Partnership Agreement"). The Proposed Amendments have been approved unanimously by the Board of Directors of Buckeye Management Company, the Partnership's general partner (the "General Partner"), as being in the best interests of the Partnership and the Unitholders.

THE PROPOSED AMENDMENTS WILL:

(1) remove the limitation on the number of limited partnership units of the Partnership ("LP Units") that may be issued without the approval of the Unitholders;

(2) eliminate the restrictions on the amount of debt that can be incurred by the Partnership or its four operating limited partnerships (the "Operating Partnerships"); and

(3) remove the limitations on the amount of capital expenditures that can be made by the Partnership and the Operating Partnerships in any calendar year.

  The Proposed Amendments will be considered and voted on by Unitholders as a single proposal. A copy of the Partnership Agreement containing the Proposed Amendments is attached to this Consent Solicitation Statement as Appendix A.

  Only Unitholders of record at the close of business on May 21, 1998 (the "Record Date"), are entitled to vote on the Proposed Amendments. Adoption of the Proposed Amendments requires the affirmative vote of Unitholders holding two-thirds of the LP Units outstanding.

  THE BOARD OF DIRECTORS OF THE GENERAL PARTNER UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSED AMENDMENTS.

  This Consent Solicitation will expire at 5:00 p.m., Eastern Standard Time, on July 17, 1998 (the "Expiration Date"). The General Partner may extend this Consent Solicitation for a specified period of time or on a daily basis until the Consents necessary to adopt the Proposed Amendments have been received. You may revoke your consent at any time before the Expiration Date.

  YOUR VOTE IS IMPORTANT. Failure to return the enclosed Consent form will have the same effect as a vote against the Proposed Amendments. We encourage you, therefore, to review the enclosed Consent Solicitation materials and to complete, date, sign and mail your Consent in the enclosed postage-paid envelope, or forward the enclosed letter of instruction to your broker or nominee, as soon as possible.

  If you have any questions about this Consent Solicitation Statement, please call 1-800-628-8509.

  This Consent Solicitation Statement is dated May 22, 1998. The Consent Solicitation Statement and the related form of Consent are being mailed to Unitholders on or about May 27, 1998.

                               TABLE OF CONTENTS

                                                                          PAGE
                                                                          ----
SUMMARY..................................................................   3
BACKGROUND AND REASONS FOR THE AMENDMENTS................................   6
  The Partnership........................................................   6
  The General Partner and the Manager....................................   6
  Consideration of Proposed Amendments to the Partnership Agreement......   6
  Text of the Amended and Restated Partnership Agreement.................   9
  Vote Required for Approval of the Proposed Amendments..................   9
  General Partner Recommendation.........................................   9
THE SOLICITATION.........................................................  10
  Voting Securities, Record Date and Outstanding LP Units................  10
  Consent and Revocation of Consent......................................  10
  Required Vote..........................................................  10
  Solicitation of Consents...............................................  11
  No Appraisal Rights....................................................  11
  Notice to Unitholders..................................................  11
BENEFITS OF THE PROPOSED AMENDMENTS TO THE GENERAL PARTNER--CONFLICTS OF
 INTEREST................................................................  11

                                                                            PAGE
                                                                            ----
FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED AMENDMENTS.................  11
PRICE RANGE OF LP UNITS AND DISTRIBUTIONS..................................  12
DESCRIPTION OF THE LP UNITS................................................  13
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.............  14
WHERE YOU CAN FIND MORE INFORMATION........................................  15
APPENDIX A -
  PARTNERSHIP AGREEMENT.................................................... A-1
APPENDIX B -
  FORM OF CONSENT.......................................................... B-1

FORWARD-LOOKING STATEMENTS

  This document contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks and uncertainties. Forward-looking statements include certain information relating to the financing of possible future expansion and growth opportunities for the Partnership's operations and the Partnership's financing alternatives generally. Forward-looking statements also include information in this Consent Solicitation Statement where statements are preceded by, followed by or include the words "projects," "estimates," "believes," "expects," "assumes," "anticipates" or similar expressions. For such statements the Partnership claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, those discussed elsewhere in this Consent Solicitation Statement.

                                    SUMMARY

  This summary highlights selected information from this document and may not contain all of the information that is important to you. To understand the Proposed Amendments fully and for a more complete description of the specific steps involved, you should read this entire document carefully (including its appendices) and the documents that have been incorporated by reference in this Consent Solicitation Statement. See "Where You Can Find More Information." (See page 17).

THE PARTNERSHIP (SEE PAGE 6)

5 Radnor Corporate Center

100 Matsonford Road

Radnor, PA 19087

(610) 254-4600

  The Partnership provides pipeline transportation service for refined petroleum products, with approximately 3,500 miles of pipeline serving ten states. The Partnership conducts its business through four operating limited partnerships (the "Operating Partnerships").

THE GENERAL PARTNER AND THE MANAGER (SEE PAGE 6)

  The General Partner of the Partnership is Buckeye Management Company. The general partner and manager of the Operating Partnerships is Buckeye Pipe Line Company (the "Manager"), which is a wholly-owned subsidiary of the General Partner.

THE PROPOSED AMENDMENTS (SEE PAGE 6)

The Proposed Amendments would amend the Partnership Agreement to:

(1) remove the limitation on the number of LP Units that may be issued by the General Partner without the approval of the Unitholders;

(2) eliminate the restrictions on the amount of debt that can be incurred by the Partnership or the Operating Partnerships; and

(3) remove the limitation on the amount of capital expenditures that can be made by the Partnership and the Operating Partnerships in any calendar year.

GENERAL PARTNER RECOMMENDATION (SEE PAGE 10)

  The Board of Directors of the General Partner believes that the Proposed Amendments are in your best interests and recommends that you vote FOR the Proposed Amendments.

BENEFITS OF THE PROPOSED AMENDMENTS TO THE GENERAL PARTNER--CONFLICTS OF INTEREST (SEE PAGE 13)

  The General Partner believes that the adoption of the Proposed Amendments creates no actual or potential conflicts of interest between the General Partner and the Partnership or the Unitholders.

FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED AMENDMENTS (SEE PAGE 13)

  Counsel to the General Partner has rendered its opinion that the Proposed Amendments to the Partnership Agreement will not result in the loss of limited liability of any limited partner or cause the Partnership or any Operating Partnership to be treated as a corporation for federal income tax purposes.

                             QUESTIONS AND ANSWERS
                         ABOUT THE PROPOSED AMENDMENTS

Q. WHAT IS THE PURPOSE OF THE PROPOSED AMENDMENTS?

A. The Proposed Amendments will eliminate limitations on issuing additional LP Units, borrowing funds and making capital expenditures. As one of the original master limited partnerships in 1986, the Partnership was organized with restrictions on issuing additional LP Units, borrowing funds and making capital expenditures above specified amounts. Subsequently formed master limited partnerships in the oil pipeline industry are not subject to these restrictions. As a consequence, the General Partner believes that the Partnership is at a competitive disadvantage in its ability to take advantage of expansion and growth opportunities and to raise capital in the most efficient and cost-effective manner.

Q. WHY ARE THE PROPOSED AMENDMENTS BEING CONSIDERED BY THE PARTNERSHIP NOW?

A. The General Partner believes that the adoption of the Proposed Amendments is necessary now to ensure that the Partnership remains competitive with other oil pipeline partnerships and to maximize value to Unitholders. The General Partner believes that current economic and industry conditions are likely to result in expansion and growth opportunities becoming available to the Partnership, but the Partnership's ability to raise capital in the most efficient and cost-effective manner to take advantage of these opportunities could be impaired unless the Proposed Amendments are approved by the Unitholders.

Q. WHAT ARE THE BENEFITS OF THE PROPOSED AMENDMENTS TO THE PARTNERSHIP?

A. The Partnership should have the flexibility to finance expansion and growth opportunities in the most efficient and cost-effective manner available given the conditions that exist in the financial markets at the time those opportunities arise. The Partnership also needs to be able to adjust its capital structure from time to time to ensure continued availability of capital at competitive rates. The existing restrictions on issuing additional LP Units, borrowing funds and making capital expenditures potentially impair the Partnership's ability to achieve these objectives. The Proposed Amendments will also conform the Partnership Agreement with the partnership agreements of other publicly traded petroleum products pipelines, none of which have similar restrictions on the issuance of debt or equity or on capital spending.

Q. WHAT ARE THE BENEFITS OF THE PROPOSED AMENDMENTS TO THE UNITHOLDERS?

A. The General Partner believes the Proposed Amendments will enhance the Partnership's ability to remain competitive and to pursue expansion and other opportunities that provide the prospect of increasing net income and cash flow of the Partnership, and ultimately the level of cash distributions paid to the Unitholders.

Q. WHAT ARE THE DISADVANTAGES OF THE PROPOSED AMENDMENTS TO UNITHOLDERS?

A. The removal of the limitation on the number of LP Units that may be issued without the approval of the Unitholders may potentially result in dilution to the interests of present Unitholders, if and when the Partnership issues additional LP Units. The removal of the restrictions on the amount of debt that can be incurred by the Partnership or the Operating Partnerships may result in increased indebtedness of the Partnership and an increase in interest expense and related debt service costs, if and when the Partnership issues additional debt. However, the General Partner believes that the Proposed Amendments will provide the Partnership with the flexibility to pursue expansion and growth opportunities that will maximize value to Unitholders and offset any potential disadvantages.

Q. WHAT ARE THE COSTS TO THE PARTNERSHIP AND THE UNITHOLDERS?

A. The General Partner believes the Proposed Amendments will not result in any costs to the Partnership or the Unitholders, other than the costs of this Consent Solicitation.

                   BACKGROUND AND REASONS FOR THE AMENDMENTS

THE PARTNERSHIP

  The Partnership provides pipeline transportation service for refined petroleum products. The Partnership owns and operates one of the largest and oldest independent refined petroleum products pipeline systems in the United States, with approximately 3,500 miles of pipeline serving ten states. The Partnership also provides bulk storage service through leased facilities with an aggregate capacity of 257,000 barrels of refined petroleum products. The Partnership conducts all its operations through four subsidiary limited partnerships (the "Operating Partnerships"). The Partnership owns a 99% limited partnership interest in each of the Operating Partnerships.

  The Partnership is a Delaware limited partnership formed in 1986 pursuant to the Amended and Restated Agreement of Limited Partnership, dated as of December 23, 1986, as amended (the "Partnership Agreement"). Limited partnership interests in the Partnership are represented by publicly traded LP Units (the "LP Units") and the limited partners are Unitholders (the "Unitholders").

THE GENERAL PARTNER AND THE MANAGER

  The sole general partner of the Partnership is Buckeye Management Company (the "General Partner"). The General Partner owns approximately a 1% general partnership interest in the Partnership. The General Partner is a wholly-owned subsidiary of Glenmoor, Ltd. ("Glenmoor"). A wholly-owned subsidiary of the General Partner, Buckeye Pipe Line Company (the "Manager"), serves as the sole general partner and manager of each Operating Partnership. The Manager owns approximately a 1% general partnership interest in each of the Operating Partnerships.

CONSIDERATION OF PROPOSED AMENDMENTS TO THE PARTNERSHIP AGREEMENT

  As one of the original master limited partnerships in 1986 and the first petroleum pipeline master limited partnership, the Partnership was organized with restrictions on issuing additional LP Units, borrowing funds and making capital expenditures above specified levels. Subsequently formed master limited partnerships in the petroleum pipeline industry are not subject to these restrictions. As a consequence, the General Partner believes that the Partnership is at a competitive disadvantage in its ability to take advantage of expansion and growth opportunities and to raise capital in the most efficient and cost-effective manner.

  The General Partner believes that current economic and industry conditions are likely to result in expansion and growth opportunities becoming available to the Partnership. Approval of the Proposed Amendments by the Unitholders would enable the Partnership to take advantage of these opportunities in a timely manner. Without the Proposed Amendments, the Partnership may be required, depending on the size and proposed method of financing a particular transaction, to seek approval by the Unitholders through a lengthy proxy or consent solicitation process. The delay and uncertainty associated with that process puts the Partnership at a disadvantage with other bidders who are able to issue additional equity securities, incur debt and make capital expenditures without stockholder or unitholder approval.

  The Proposed Amendments are limited to the three restrictions relating to the sale of additional LP Units, borrowing funds and making capital expenditures above specified levels. Other provisions of the Partnership Agreement and applicable law relating to the right of Unitholders to vote on specific matters are unaffected by the Proposed Amendments.

REMOVAL OF THE LIMITATION ON THE ISSUANCE OF LP UNITS

 General

  Section 17.1 of the Partnership Agreement currently provides that, without the prior approval of a two-thirds vote of the Unitholders, the General Partner will not cause the Partnership to issue more than 9,600,000 additional LP Units (after giving effect to the two-for-one split of the LP Units effective January 29, 1998) or issue any class or series of LP Units having preferences or other special or senior rights over the LP Units. After subtracting the number of LP Units issued to the Buckeye Pipe Line Services Company Employee Stock Ownership Plan (the "ESOP") and the LP Units reserved for issuance under the Unit Option and Distribution Equivalent Plan, the General Partner presently could issue up to 6,306,854 additional LP Units without Unitholder approval. At the most recent available market price of the LP Units, the maximum amount of capital that could be raised by the Partnership from the sale of additional LP Units would be approximately $180 million.

  The amendment would not eliminate the restrictions currently contained in
Section 17.1 prohibiting the issuance of LP Units having preferences or other special or senior rights over the outstanding LP Units. Additionally, the amendment would not affect the provisions of Section 17.1 (b) which prevents the Partnership from issuing LP Units to the General Partner for consideration less than "Net Agreed Value" (as defined in the Partnership Agreement), unless approved by a two-thirds vote of the Unitholders.

 Proposal

  Section 17.1 of the Partnership Agreement will be amended to remove the limitation on the number of additional LP Units that may be issued without the approval of the Unitholders.

 Factors Considered by the Board

  The Board believes that the removal of the limitation will provide the General Partner with the flexibility to consider all available financing alternatives in pursuing potential growth opportunities for the Partnership and will facilitate raising capital for pipeline expansion, acquisitions or other Partnership purposes. The Board considered that the issuance of additional LP Units was potentially dilutive to current Unitholders, but noted that under applicable legal principles, the issuance of additional LP Units must be for adequate consideration. The Board also noted that none of the other publicly traded petroleum pipeline partnerships have restrictions on the issuance of additional limited partnership interests in their partnership agreements. The Board believes that in order to be competitive with these other partnerships, the Partnership should have full access to the capital markets without arbitrary restrictions on the number of additional LP Units that may be issued.

  Finally, the Board considered that the General Partner has managed the Partnership's pipeline system in a prudent and responsible manner since 1986 when the Partnership was formed. The General Partner has demonstrated a fiscally conservative approach in connection with capital projects and expansion opportunities. The Board determined, therefore, that providing the General Partner with the flexibility to issue additional LP Units, without the present restriction, would be in the best long-term interests of the Partnership and its Unitholders, and any immediate impact of dilution would be offset by the potential long-term benefits to the Unitholders.

ELIMINATION OF THE RESTRICTIONS ON INDEBTEDNESS

 General

  Section 17.2 of the Partnership Agreement currently provides that, without the approval of a two-thirds vote of the Unitholders, the General Partner may not permit the Partnership or the Operating Partnerships to incur indebtedness for borrowed money, except for (1) Senior Notes issued by Buckeye Pipe Line Company, L.P., (2) any additional indebtedness of the Operating Partnerships permitted by the Senior Note Indenture, (3) inter-company indebtedness, and (4) additional indebtedness in an aggregate consolidated principal amount not to exceed $25,000,000, plus an amount equal to the aggregate proceeds from the sale of the additional LP Units.

 Proposal

  Section 17.2 of the Partnership Agreement will be amended to remove the limitation on the amount of indebtedness that can be incurred by the Partnership and the Operating Partnerships.

 Factors Considered by the Board

  The Board believes that the elimination of the restrictions on the amount of debt that can be incurred by the Partnership and the Operating Partnership will provide the General Partner with the flexibility to consider all available financing alternatives in pursuing potential expansion and growth opportunities for the Partnership. The current restrictions potentially impair the Partnership's ability to raise capital for pipeline expansion, acquisitions and other Partnership purposes in the most cost-effective manner. In certain circumstances, these restrictions could cause the Partnership to forego such opportunities or render them economically less attractive to the Partnership. For example, the current debt restrictions could force the Partnership to raise capital by issuing additional equity securities when it would be more efficient, timely and cost-effective, based on conditions in the financial markets at the time, to borrow additional funds. The current debt restrictions may also impair the Partnership's ability to adjust the Partnership's capital structure from time to time to take advantage of market conditions.

  The Board considered that the removal of the restrictions on the amount of debt that can be incurred by the Partnership may result in increased indebtedness of the Partnership and an increase in interest expense and related debt service costs. The Board concluded that the ability to incur additional debt for expansion and acquisition opportunities which have the potential to increase long-term value to the Unitholders outweighed the potential negative impact of additional debt.

  Finally, the Board also considered, as in the case of the equity restrictions discussed above, that none of the other publicly traded petroleum pipeline partnerships have similar restrictions with respect to the type and amount of debt that may be incurred.

REMOVAL OF THE LIMITATION ON CAPITAL EXPENDITURES

 General

  Section 17.3 of the Partnership Agreement currently provides that the Partnership and the Operating Partnerships may not make capital expenditures during any calendar year in excess of 20% of the sum of the Partnership's consolidated operating income and depreciation and amortization for such year, except to the extent that, in the good faith opinion of the General Partner, capital expenditures in excess of such limit are required to sustain or improve existing operations of the Partnership and the Operating Partnerships. If the capital expenditure limit is exceeded, the General Partner is obligated to use its best efforts to finance at least the amount of such excess within six months through the issuance of additional LP Units not prohibited by Section
17.1 or additional borrowings not prohibited by Section 17.2

 Proposal

  Section 17.3 of the Partnership Agreement will be amended to remove the limitation on the amount of capital expenditures that can be made in any calendar year.

 Factors Considered by the Board

  The Board believes that the current limitation has the effect of preventing significant asset acquisitions and expansion of the Partnership's pipeline system. Expenditures relating to acquisitions may be deemed to be capital expenditures, which, when added to normal sustaining capital expenditures, may exceed the capital expenditure restriction in any calendar year. The Board believes that the amount of capital expenditures that are appropriate and in the best interests of the Partnership in any calendar year should be within the judgment of the Board based on all relevant considerations. Among the factors the Board considers relevant are the anticipated impact of the expenditure on the Partnership's competitive position and ability to serve its customers; the anticipated financial return from the expenditure; the nature, amount and anticipated return from other proposed expenditures; the Partnership's cash and other financial resources; the effect of the expenditure on the Partnership's operations, including considerations of pipeline safety, environmental compliance and efficiency; and ultimately the anticipated effect of the expenditure on the Partnership's ability to increase net income, net cash flow and distributions to Unitholders.

  The Board further believes that the limitation on capital expenditures, as in the case of the equity and debt restrictions referred to above, impairs the Partnership's ability to compete with the other publicly traded petroleum pipeline partnerships for acquisitions and other expansion and growth opportunities.

AMENDMENT AND RESTATEMENT OF THE PARTNERSHIP AGREEMENT

  In connection with the adoption of the Proposed Amendments, the Partnership Agreement will be amended and restated in its entirety to incorporate the amendments.

TEXT OF THE AMENDED AND RESTATED PARTNERSHIP AGREEMENT

  The full text of the Partnership Agreement, as amended and restated to include all amendments to date and showing the Proposed Amendments separately, is attached as Appendix A to this Consent Solicitation Statement. THE STATEMENTS MADE IN THIS CONSENT SOLICITATION STATEMENT WITH RESPECT TO THE PROPOSED AMENDMENTS SHOULD BE READ IN CONJUNCTION WITH, AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO, THE FULL TEXT OF THE PARTNERSHIP AGREEMENT ATTACHED AS Appendix A TO THIS CONSENT SOLICITATION STATEMENT.

VOTE REQUIRED FOR APPROVAL OF THE PROPOSED AMENDMENTS

  Because the Board has determined that the Proposed Amendments will be presented to the Unitholders as a single proposal, the adoption of the Proposed Amendments requires the approval of the holders of two-thirds of the outstanding LP Units. As required by Section 15.3 of the Partnership Agreement, the Partnership has obtained an opinion of counsel to the General Partner that the Proposed Amendments will not result in the loss of limited liability of any Unitholder or result in the Partnership or any Operating Partnership being taxable as a corporation for federal income tax purposes.

GENERAL PARTNER RECOMMENDATION

  The Proposed Amendments and the subsequent amendment and restatement of the Partnership Agreement will become effective if approved by the holders of two-thirds of the outstanding LP Units. THE BOARD OF DIRECTORS OF THE GENERAL PARTNER UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENTS.

                                THE SOLICITATION

VOTING SECURITIES, RECORD DATE AND OUTSTANDING LP UNITS

  This Consent Solicitation is being made pursuant to the provisions of Section
16.4 of the Partnership Agreement and is subject to the conditions in this Consent Solicitation Statement and the accompanying form of Consent. No meeting of the Unitholders is contemplated to be held for the purpose of considering the Proposed Amendments. Only Unitholders who are record holders of LP Units on the Record Date will be taken into account for the purpose of determining whether the requisite approval of the Proposed Amendments has been obtained. Each record holder of a LP Unit has a vote according to his percentage interest in the Partnership.

  On May 19, there were a total of 26,742,306 LP Units outstanding, which were held by approximately 17,500 Unitholders.

CONSENT AND REVOCATION OF CONSENT

  The General Partner will accept forms of Consent at any time before the Expiration Date, which is July 17, 1998. The enclosed form of Consent, when properly completed and returned, will constitute a Unitholder's consent, or the withholding of consent, to the approval of the Proposed Amendments in accordance with the instructions contained therein. If a Unitholder executes and returns a form of Consent and does not specify otherwise, the LP Units represented by such form of Consent will be voted "for" approval of the Proposed Amendments in accordance with the recommendation of the General Partner.

  A Unitholder who has executed and returned a form of Consent may revoke it at any time before the Expiration Date by (i) executing and returning a form of Consent bearing a later date, or (ii) filing written notice of such revocation with the Secretary of the General Partner stating that the form of Consent is revoked. Any such written notice or later dated form of Consent should be sent to the principal executive offices of the Partnership at 5 Radnor Corporate Center, 100 Matsonford Road, Radnor, PA 19087, Attention: Stephen C. Muther, Senior Vice President, General Counsel and Secretary.

REQUIRED VOTE

  Pursuant to the Partnership Agreement, the Proposed Amendments require the approval of holders of two-thirds of the outstanding LP Units as of the close of business on the Record Date.

  Because the approval of holders of two-thirds of the outstanding LP Units is required to approve the Proposed Amendments, NOT RETURNING THE FORM OF CONSENT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSED AMENDMENTS.

  Buckeye Pipe Line Services Company ("Services Company"), which is owned by the Buckeye Pipe Line Services Company Employee Stock Ownership Plan, owned 2,567,536 LP Units as of May 19, 1998 (approximately 9.6 percent of the LP Units outstanding). Services Company has advised the General Partner that it intends to consent, as to the LP Units owned by Services Company, to the Proposed Amendments. The executive officers and directors of the General Partner owned 93,380 LP Units (approximately 0.3 percent of the LP Units outstanding) as of May 19, 1998, and they have advised the Partnership that they each intend to consent, as to their LP Units, to the Proposed Amendments. For further information concerning the ownership of LP Units by the General Partner's affiliates, executive officers and directors, see "Security Ownership of Certain Beneficial Owners and Management."

SOLICITATION OF CONSENTS

  The cost of soliciting Consents will be borne by the Partnership. To assist in the solicitation of Consents, the Partnership has engaged D.F. King & Co., Inc. for a fee of approximately $8,000, plus reasonable out-of-pocket expenses. In addition, the Partnership will reimburse brokers, banks and other persons holding LP Units in their names, or in the names of nominees, for their expenses in sending these Consent Solicitation materials to beneficial owners.

  Other than as discussed above, the Partnership has made no arrangements and has no understanding with any independent dealer, salesman or other person regarding the solicitation of Consents hereunder, and no person has been authorized by the Partnership to give any information or to make any representation in connection with the solicitation of Consents to the Proposed Amendments, other than those contained herein and, if given or made, such other information or representations must not be relied upon as having been authorized. In addition to solicitations by mail, consents may be solicited by directors, officers and other employees of the General Partner, who will receive no additional compensation therefor, and by representatives of D.F. King & Co., Inc. The delivery of this Consent Solicitation Statement shall not, under any circumstances, create any implication that the information herein is correct as of any time subsequent to the date hereof.

NO APPRAISAL RIGHTS

  Holders of LP Units who object to the Proposed Amendments and the resulting changes to the Partnership Agreement will have no appraisal, dissenters' or similar rights (i.e., the right, instead of receiving LP Units, to seek a judicial determination of the "fair value" of their LP Units and to compel the purchase of their LP Units for cash in that amount) under Delaware law or the Partnership Agreement, nor will such rights be voluntarily accorded to holders of LP Units by the Partnership. Thus, approval of the Proposed Amendments by holders of two-thirds of the outstanding LP Units will be binding on all holders of LP Units, and objecting holders of LP Units will have no alternative other than selling their LP Units prior to the effective date of the Proposed Amendments.

NOTICE TO UNITHOLDERS

  The General Partner will notify Unitholders of the results of this Consent Solicitation promptly after the Expiration Date.

  YOUR CONSENT IS IMPORTANT, REGARDLESS OF THE NUMBER OF LP UNITS YOU OWN. ACCORDINGLY, PLEASE COMPLETE, SIGN AND RETURN YOUR CONSENT PROMPTLY.

    BENEFITS OF THE PROPOSED AMENDMENTS TO THE GENERAL PARTNER--CONFLICTS OF
                                    INTEREST

  The General Partner does not believe that adoption of the Proposed Amendments and the amendment and restatement of the Partnership Agreement will create any potential or actual conflicts of interest between the General Partner and the Partnership or the Unitholders.

           FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED AMENDMENTS

  At the time of the original issuance of the LP Units, and, based upon certain representations of the General Partner, counsel to the Partnership rendered its opinion that under then current law and regulations, which are subject to change, the Partnership and each Operating Partnership would be classified as partnerships for federal income tax purposes. Upon the mailing of this Consent Solicitation Statement to Unitholders, Morgan, Lewis & Bockius LLP, counsel to the General Partner ("Counsel"), will deliver an opinion to the Partnership that the Proposed Amendments will not result in the loss of limited liability of any limited partner or result in the Partnership or any Operating Partnership being treated as an association taxable as a corporation for federal income tax purposes.

                   PRICE RANGE OF LP UNITS AND DISTRIBUTIONS

  The LP Units of the Partnership are listed and traded principally on the New York Stock Exchange under the symbol "BPL." The following table presents for the periods indicated the cash distributions declared on LP Units and the high and low sales prices of the LP Units, as reported on the New York Stock Exchange Composite Tape.

                                                      PRICE
                                                    RANGE/1/
                                                  -------------       CASH
                                                   HIGH   LOW   DISTRIBUTIONS/1/
                                                  ------ ------ ----------------
1995:
 First quarter................................... $18.50 $16.00      $ 0.35
 Second quarter..................................  18.00  15.00        0.35
 Third quarter...................................  18.12  16.93        0.35
 Fourth quarter..................................  18.37  16.81        0.35
1996:
 First quarter................................... $19.88 $17.13      $0.375
 Second quarter..................................  19.44  18.63       0.375
 Third quarter...................................  19.81  18.81       0.375
 Fourth quarter..................................  21.44  19.19       0.375
1997:
 First quarter................................... $22.94 $20.13      $0.375
 Second quarter..................................  22.63  21.25      $0.375
 Third quarter...................................  26.75  22.56      $0.440
 Fourth quarter..................................  30.00  24.69      $0.525
1998:
 First quarter .................................. $29.31 $28.00      $0.525
 Second quarter (through May 19, 1998)...........  29.88  27.75      $0.525

  The closing price of the LP Units on the New York Stock Exchange on May 19, 1998, the most recent available price prior to mailing this Consent Solicitation Statement, was $28.19 per LP Unit.

  In general, the Partnership makes quarterly cash distributions of substantially all of its available cash less permitted retentions. On January 20, 1998, the General Partner announced that its Board of Directors unanimously approved a two-for-one split of LP Units of the Partnership, distributable to all Unitholders of record at the close of business on January 29, 1998. On April 27,1998, the Partnership declared a regular quarterly cash distribution of $0.525 per LP Unit payable on May 29, 1998, to Unitholders of record at the close of business on May 6, 1998.

--------
1 All prices for LP Units and cash distributions have been adjusted for the two-for-one split of LP Units, which was effective on January 29, 1998

                          DESCRIPTION OF THE LP UNITS

  As of May 19, 1998, there are issued and outstanding 26,742,306 LP Units representing an aggregate of approximately 99% limited partnership interest in the Partnership. The LP Units and the 243,914 units representing a general partner's interest in the Partnership (the "GP Units") generally participate pro rata in the Partnership's income, gains, losses, deductions, credits and distributions.

  The General Partner has the authority to issue additional LP Units, subject to certain restrictions set forth in the Partnership Agreement, which is attached as Appendix A to this Consent Solicitation Statement. The Partnership has a Unit Option and Distribution Equivalent Plan which authorizes the granting of options to purchase up to 720,000 LP Units to selected employees of the General Partner and the Manager. At May 19, 1998, there were 200,440 LP Units issuable upon the exercise of options granted under the Plan.

  In the event of a liquidation, dissolution and winding up of the Partnership, the LP Units, along with the GP Units, will be entitled to receive pro rata, to the extent of positive balances in their respective capital accounts, any assets remaining after satisfaction of Partnership liabilities and establishment of reasonable reserves.

  The LP Units are registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Partnership is subject to the reporting and proxy solicitation requirements of the Exchange Act and the rules and regulations promulgated thereunder.

  The Partnership has issued certificates ("LP Certificates") to evidence LP Units. The LP Units are freely transferable by assignment of LP Certificates except as restricted by federal or state securities laws. The Partnership is entitled to treat the record holder of the LP Certificates as the owner for all purposes.

  No person is entitled to preemptive rights in respect of issuances of securities by the Partnership.

  The transfer agent and registrar for the LP Units is First Chicago Trust Company of New York.

  For additional description of the rights of Unitholders, see the full text of the Partnership Agreement, as amended and restated to date, attached as Appendix A to this Consent Solicitation Statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  No person or group, other than the Buckeye Pipe Line Services Company, is known to be the beneficial owner of more than 5% of the LP Units as of May 19, 1998.

  The following table sets forth certain information, as of May 19, 1998, concerning the beneficial ownership of LP Units by each director and executive officer of the General Partner, and by all directors and executive officers of the General Partner and the Manager as a group. Such information is based on data furnished by the persons named. Based on information furnished to the General Partner by such persons, no director or executive officer of the General Partner or the Manager owned beneficially, as of May 19, 1998, more than 1% of any class of equity securities of the Partnership or any of its subsidiaries outstanding at that date.

  The ownership information presented in the following table reflects the two-for-one split of LP Units of the Partnership, which was effective at the close of business on January 29, 1998.

                                                                      NUMBER
                                                                       OF LP
                                   NAME                               UNITS(1)
                                   ----                               -------
      Brian F. Billings.............................................  15,000(2)
      Michael P. Epperly............................................     780(2)
      Neil M. Hahl..................................................   2,000(2)
      Edward F. Kosnik..............................................  10,000(2)
      Alfred W. Martinelli..........................................   9,000(2)
      Stephen C. Muther.............................................   9,400
      Jonathan O'Herron.............................................  14,800
      William C. Pierce.............................................   1,600(2)
      Steven C. Ramsey..............................................   3,600(2)
      William H. Shea, Jr...........................................   4,200(2)
      Ernest R. Varalli.............................................  13,000(2)
      C. Richard Wilson.............................................   5,000
      Robert H. Young...............................................   5,000
      All directors and executive officers as a group (consisting of
       14 persons, including those named above).....................  93,380

--------
(1) Unless otherwise indicated, the persons named above have sole voting and investment power over the LP Units reported.
(2) The LP Units owned by the persons indicated have shared voting and investment power with their respective spouses.

                      WHERE YOU CAN FIND MORE INFORMATION

  The Partnership files annual, quarterly and special reports and other information with the Securities and Exchange Commission ("SEC"). These filings are also available to the public at the SEC, from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov."

  The SEC allows the Partnership to "incorporate by reference," which means that important information may be disclosed to you by referring you to another document filed separately by the Partnership with the SEC. The information incorporated by reference is considered to be part of this Consent Solicitation Statement, except for any information superseded by information in this Consent Solicitation Statement. This Consent Solicitation Statement incorporates by reference the documents set forth below that the Partnership has previously filed with the SEC. These documents contain important information about the Partnership and its finances.

      SEC FILING                     PERIOD
      ----------                     ------
      Annual Report on Form 10-K     Year ended December 31, 1997
      Annual Report on Form 10-K/A   Year ended December 31, 1997
      Quarterly Report on Form 10-Q  Quarter ended March 31, 1998

  The Partnership is also incorporating by reference additional documents that are filed with the SEC between the date of this Consent Solicitation Statement and the Expiration Date.

  If you are a Unitholder, the Partnership may have already sent you some of the documents incorporated by reference, but you can obtain any of them through the Partnership or the SEC. A Unitholder may obtain documents incorporated by reference without charge by calling or writing to the attention of Stephen C. Muther, Senior Vice President, General Counsel and Secretary, at the following address:

                           Buckeye Pipe Line Company

                         5 Radnor Corporate Center

                            100 Matsonford Road

                             Radnor, PA 19087

                            Tel: (610) 254-4600

  If you would like to request documents from the Partnership, please do so by June 15, 1998, to receive them before the Expiration Date.

                                  PLEASE NOTE:

  Attached as Appendix A is a copy of the Amended and Restated Agreement of Limited Partnership of the Partnership, as amended and restated through February 25, 1998, marked with traditional blacklining marks to show the Proposed Amendments.

  The blacklining shows text proposed to be deleted with a line through it and the proposed new text underlined.

                                                                 APPENDIX A

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                         AMENDED AND RESTATED AGREEMENT

                                       OF

                              LIMITED PARTNERSHIP

                                       OF

                             BUCKEYE PARTNERS, L.P.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             BUCKEYE PARTNERS, L.P.

                               TABLE OF CONTENTS

                                   ARTICLE I
                                  Definitions

"Affiliate".................................................................   1
"Agent".....................................................................   1
"Agreed Value"..............................................................   1
"Agreement".................................................................   1
"BMC".......................................................................   1
"Business Day"..............................................................   1
"Capital Accounts"..........................................................   1
"Capital Contribution"......................................................   1
"Carrying Value"............................................................   1
"Certificate of Limited Partnership"........................................   2
"Code"......................................................................   2
"Contributed Property"......................................................   2
"Contributing Partner"......................................................   2
"Delaware Act"..............................................................   2
"Designated Expenses".......................................................   2
"Eighty Percent Interest"...................................................   2
"ESOP"......................................................................   2
"ESOP Loan".................................................................   2
"Exchange Act"..............................................................   2
"Exchange Agreement"........................................................   2
"General Partner"...........................................................   2
"GP Unit"...................................................................   2
"Incentive Compensation Agreement"..........................................   2
"Indemnitee"................................................................   2
"Issue Price"...............................................................   3
"Limited Partner"...........................................................   3
"Liquidator"................................................................   3
"LP Certificate"............................................................   3
"LP Unit"...................................................................   3
"Majority Interest".........................................................   3
"Management Agreements".....................................................   3
"Manager"...................................................................   3
"NASDAQ"....................................................................   3
"National Securities Exchange...............................................   3
"Net Agreed Value"..........................................................   3
"Operating Partnership Agreements"..........................................   3
"Operating Partnerships"....................................................   3
"Opinion of Counsel"........................................................   3
"Organizational Limited Partner"............................................   3
"Partner"...................................................................   3
"Partnership"...............................................................   3
"Partnership Interest"......................................................   4
"PARTNERSHIP SECURITIES"....................................................   4
"Percentage Interest".......................................................   4

"Person"....................................................................   4
"Pipe Line".................................................................   4
"Recapture Income"..........................................................   4
"Record Date"...............................................................   4
"Record Holder" or "Holder".................................................   4
"Restricted Payment"........................................................   4
"Securities Act"............................................................   4
"Time of Delivery"..........................................................   4
"Transfer Agent"............................................................   4
"Two-Thirds Interest".......................................................   4
"Unit"......................................................................   4
"Unit Price"................................................................   4
"Units Register"............................................................   5
"Unrealized Gain"...........................................................   5
"Unrealized Loss"...........................................................   5

                                   ARTICLE II
                             Organizational Matters
 2.1 Formation..............................................................   5
 2.2 Name...................................................................   5
 2.3 Principal Office; Registered Office....................................   5
 2.4 Power of Attorney......................................................   5
 2.5 Term...................................................................   6
 2.6 Organizational Limited Partner.........................................   6
 2.7 Organizational Certificate.............................................   6

                                  ARTICLE III
                                    Purpose
 3.1 Purpose................................................................   7

                                   ARTICLE IV
                   Capital Contributions; Purchases Pursuant
                  to Purchase Agreements; Additional Issuances
 4.1 General Partner Contributions..........................................   7
 4.2 Limited Partner Contributions..........................................   7
 4.3 Issuances of Additional LP Units and Other Securities..................   7
 4.4 No Preemptive Rights...................................................   8
 4.5 No Interest............................................................   8
 4.6 Loans from Partners....................................................   8
 4.7 No Withdrawal..........................................................   8

                                   ARTICLE V
                        Capital Accounts; Distributions
 5.1 Capital Accounts.......................................................   8
 5.2 Distributions in Respect of Units......................................   9

                                   ARTICLE VI
                               Income Tax Matters
 6.1 Tax Allocations........................................................  10
 6.2 Preparation of Tax Returns.............................................  10
 6.3 Tax Elections..........................................................  11
 6.4 Tax Controversies......................................................  11
 6.5 Withholding............................................................  11

                                  ARTICLE VII
             Management and Operation of Business; Indemnification

 7.1 Powers of General Partner............................................  11
 7.2 Duties of General Partner............................................  12
 7.3 Reliance by Third Parties............................................  12
 7.4 Compensation and Reimbursement of the General Partner................  13
 7.5 Purchase or Sale of LP Units AND OTHER PARTNERSHIP SECURITIES........  13
 7.6 Partnership Funds....................................................  13
 7.7 Outside Activities; Contracts with Affiliates; Loans to or from Af-
 filiates.................................................................  13
 7.8 Tax Basis and Value Determinations...................................  14
 7.9 Resolution of Conflicts of Interest; Standard of Care................  14
7.10 Other Matters Concerning the General Partner.........................  14
7.11 Limited Liability; Indemnification...................................  15

                                  ARTICLE VIII
                   Rights and Obligations of Limited Partners
 8.1 Limitation of Liability..............................................  16
 8.2 Management of Business...............................................  16
 8.3 Outside Activities...................................................  16
 8.4 Return of Capital....................................................  16
 8.5 Rights of Limited Partners Relating to the Partnership...............  16

                                   ARTICLE IX
                     Books, Records, Accounting and Reports
 9.1 Books, Records and Accounting........................................  17
 9.2 Fiscal Year..........................................................  17
 9.3 Reports..............................................................  17

                                   ARTICLE X
         Issuance of LP Certificates; Transfer and Exchange of LP Units
10.1 Initial Issuance of LP Certificates..................................  17
10.2 Registration, Registration of Transfer and Exchange..................  17
10.3 Mutilated, Destroyed, Lost or Stolen LP Certificates.................  18
10.4 Persons Deemed Owners................................................  18

                                   ARTICLE XI
                              Transfer of Gp Units
11.1 Transfer of GP Units.................................................  18
11.2 Successor General Partner............................................  19

                                  ARTICLE XII
                Admission of Initial, Substituted and Additional
12.1 Admission of Initial Limited Partners................................  19
12.2 Admission of Substituted Limited Partners............................  19
12.3 Admission of Successor General Partner...............................  19
12.4 Admission of Additional Limited Partners.............................  19
12.5 Amendment of Agreement and Certificate of Limited Partnership........  19

                                  ARTICLE XIII
                  Withdrawal or Removal of the General Partner
13.1 Withdrawal or Removal of the General Partner.........................  20
13.2 Sale of Former General Partner's Interest............................  20

                                  ARTICLE XIV
                          Dissolution and Liquidation

14.1 Dissolution............................................................  21
14.2 Reconstitution.........................................................  21
14.3 Liquidation............................................................  22
14.4 Distribution in Kind...................................................  22
14.5 Cancellation of Certificate of Limited Partnership.....................  22
14.6 Return of Capital......................................................  22
14.7 Waiver of Partition....................................................  22

                                   ARTICLE XV
                       Amendment of Partnership Agreement
15.1 Amendments Which May be Adopted Solely by the General Partner..........  23
15.2 Other Amendments.......................................................  23
15.3 Amendment Requirements.................................................  23

                                  ARTICLE XVI
                                    Meetings
16.1 Meetings...............................................................  24
16.2 Record Date............................................................  24
16.3 Conduct of Meeting.....................................................  24
16.4 Action Without a Meeting...............................................  24

                                  ARTICLE XVII
                              Certain Restrictions
17.1 Additional Units.......................................................  24
17.2 Certain Amendments.....................................................  25
17.3 Sale of Assets.........................................................  25
17.4 Restricted Payments by General Partner or Manager......................  25

                                 ARTICLE XVIII
                            Right to Purchase Units
18.1 Right to Purchase Units................................................  26
18.2 Notice of Election to Purchase.........................................  26
18.3 Purchase and Transfer of Units.........................................  26

                                  ARTICLE XIX
                               General Provisions
19.1 Opinions Regarding Taxation as a Partnership...........................  26
19.2 Personal Property......................................................  27
19.3 Addresses and Notices..................................................  27
19.4 Headings...............................................................  27
19.5 Binding Effect.........................................................  27
19.6 Integration............................................................  27
19.7 Waiver.................................................................  27
19.8 Counterparts...........................................................  27
19.9 Severability...........................................................  27
19.10 Applicable Law........................................................  27

                         AMENDED AND RESTATED AGREEMENT

                                       OF
                              LIMITED PARTNERSHIP
                                       OF
                             BUCKEYE PARTNERS, L.P.

  THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP, dated as of
                   , 1998, is entered into by and among BUCKEYE MANAGEMENT COMPANY, a Delaware corporation, PENNSYLVANIA COMPANY, a Delaware corporation, and the additional Persons that become Partners of the Partnership as provided herein.

                                   ARTICLE I

                                  DEFINITIONS

  The following definitions shall for all purposes, unless otherwise clearly indicated to the contrary, apply to the terms used in this Agreement.

  "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question; provided, however, that, for purposes of the restrictive provisions of Sections 7.6, 7.7 and 7.9, neither the Partnership nor any of the Operating Partnerships nor any of their respective subsidiaries shall be deemed to be affiliates of the General Partner. As used herein, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. For purposes of this Agreement, Buckeye Pipe Line Services Company, a Pennsylvania corporation which provides services to the General Partner and the Manager, shall be deemed an Affiliate of the General Partner.

  "Agent" has the meaning specified in Section 2.4

  "Agreed Value" of any Contributed Property means the fair market value of such property as of the time of contribution (or, in the case of cash, the amount thereof), as determined by the General Partner using such reasonable method of valuation as it may adopt.

  "Agreement" means this amended and restated agreement of limited partnership, as amended or amended and restated from time to time.

  "BMC" means Buckeye Management Company, a Delaware corporation.

  "Business Day" means any day other than a Saturday, a Sunday, or a legal holiday recognized as such by the Government of the United States or the State of New York.

  "Capital Accounts" mean the capital accounts maintained with respect to Units pursuant to Section 5.1(a).

  "Capital Contribution" means any Contributed Property which a Partner contributes to the Partnership.

  "Carrying Value" means (a) with respect to Contributed Property, the Agreed Value of such property reduced as of the time of determination (but not below zero) by (i) all depreciation, cost recovery and amortization deductions charged to the Capital Accounts pursuant to Section 5.1(a) with respect to such property and (ii) an appropriate amount to reflect any sales, retirements and other dispositions of assets included in such property, and (b) with respect to any other property, the adjusted basis of such property for federal income tax purposes as of the time of determination, in any case as may be adjusted from time to time pursuant to Section 5.1(f).

  "Certificate of Limited Partnership" means the Amended and Restated Certificate of Limited Partnership filed with the Secretary of State of the State of Delaware as described in the first sentence of Section 2.7, as amended or restated from time to time.

  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  "Contributed Property" means any cash, property or other consideration (in such form as may be permitted under the Delaware Act) contributed to the Partnership.

  "Contributing Partner" means any Partner contributing Contributed Property to the Partnership in exchange for Units (or any transferee of such Units).

  "Delaware Act" means the Delaware Revised Uniform Limited Partnership Act, as amended from time to time, and any successor to such Act.

  "Designated Expenses" mean all costs and expenses (direct or indirect) incurred by the General Partner which are directly or indirectly related to the formation, capitalization, business or activities of the Partnership and the Operating Partnerships (including, without limitation, expenses, direct or indirect, reasonably allocated to the General Partner by its Affiliates); provided, however, that Designated Expenses shall not include (a) any cost or expense for which the General Partner is not entitled to be reimbursed by reason of the proviso at the end of Section 7.11(b), (b) severance costs not permitted to be reimbursed pursuant to the Management Agreements in connection with the withdrawal of the Manager, (c) any amounts which the General Partner receives as incentive compensation under the Incentive Compensation Agreement and pays over to officers or employees of the Manager or (d) any cost or expense for which the General Partner and its Affiliates are not entitled to be reimbursed pursuant to the terms of the Exchange Agreement.

  "Eighty Percent Interest" means Limited Partners holding an aggregate of at least 80% of the outstanding LP Units.

  "ESOP" means the Buckeye Pipe Line Services Company Employee Stock Ownership Plan, as amended.

  "ESOP Loan" means the loan to the ESOP due March 28, 2011 in the original principal amount of $62,625,000 and guaranteed by the General Partner and certain of its Affiliates, and shall include any loans refinancing such loan.

  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor to such statute.

  "Exchange Agreement" means the Exchange Agreement, dated as of August 12, 1997, among the General Partner, the Manager, the Partnership and each of the Operating Partnerships and Glenmoor, Ltd., a Delaware corporation, as amended or restated from time to time.


  "General Partner" means BMC, in its capacity as the general partner of the Partnership, and any successor to BMC as such general partner.

  "GP Unit" means a Partnership Interest issued pursuant to Section 4.1 and representing a general partner's interest in the Partnership.

  "Incentive Compensation Agreement"Incentive Compensation Agreement" means the incentive compensation agreement, dated as of March 22, 1996, between BMC and the Partnership, as amended or restated from time to time.

  "Indemnitee" means the General Partner, any Affiliate of the General Partner, any Person who is or was a director, officer, employee or agent of the General Partner or any such Affiliate, or any Person who is or was serving at the request of the General Partner or any such Affiliate as a director, officer, partner, trustee, employee or agent of another Person.

  "Issue Price" means the price at which a Unit is purchased from the Partnership.

  "Limited Partner" means any limited partner of the Partnership.

  "Liquidator" has the meaning specified in Section 14.3.

  "LP Certificate" means a certificate issued by the Partnership, substantially in the form of Annex A to this Agreement, evidencing ownership of one or more LP Units.

  "LP Unit" means a Partnership Interest issued pursuant to Section 4.2 or 4.3 and representing a limited partner's interest in the Partnership.

  "Majority Interest" means Limited Partners holding an aggregate of more than 50% of the outstanding LP Units.

  "Management Agreements" mean the management agreements, dated as of November 18, 1986, pursuant to which the Manager will manage the Operating Partnerships, in each case as amended or restated from time to time.

  "Manager" means Pipe Line, in its capacity as the general partner and manager of the Operating Partnerships, and any successor to Pipe Line as such general partner and manager.



  "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

  "National Securities Exchange" means an exchange registered with the Securities and Exchange Commission under Section 6(a) of the Exchange Act.

  "Net Agreed Value" means (a) in the case of any Contributed Property, the Agreed Value of such Contributed Property reduced by any indebtedness either assumed by the Partnership upon contribution of such Contributed Property or to which such Contributed Property is subject when contributed, (b) in the case of any property distributed to a Partner pursuant to Section 5.2, 14.3 or 14.4, the fair market value of such property at the time of such distribution reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution.

  "Operating Partnership Agreements" mean the amended and restated agreements of limited partnership, dated as of December 23, 1986, governing the rights and obligations of the partners of the Operating Partnerships and certain related matters, as amended or restated from time to time.

  "Operating Partnerships" mean Buckeye Pipe Line Company, L.P., Buckeye Pipe Line Company of Michigan, L.P., Buckeye Tank Terminals Company, L.P., Everglades Pipe Line Company, L.P., and Laurel Pipe Line Company, L.P., each a Delaware limited partnership.

  "Opinion of Counsel" means a written opinion of counsel (who may be regular counsel of the General Partner or any of its Affiliates) acceptable to the General Partner.

  "Organizational Limited Partner" means Pennsylvania Company, a Delaware corporation, acting as the organizational limited partner pursuant to this Agreement.

  "Partner" means the General Partner or a Limited Partner.

  "Partnership" means Buckeye Partners, L.P., a Delaware limited partnership.

  "Partnership Interest" means a general partner's or limited partner's interest in the Partnership.

  "Partnership Securities" has the meaning specified in Section 4.3.

  "Percentage Interest" means, with respect to any Partner, the number of Units held by such Partner divided by the number of Units outstanding.

  "Person" means an individual, a corporation, a limited liability company, a partnership, a trust, an unincorporated organization, an association or any other entity.

  "Pipe Line" means Buckeye Pipe Line Company, a Delaware corporation.

  "Recapture Income" means any gain recognized by the Partnership upon the disposition of any asset of the Partnership that is not a capital gain due to the recapture of certain deductions previously taken with respect to such asset.

  "Record Date" means the date established by the General Partner for determining the identity of Limited Partners entitled (a) to notice of or to vote at any meeting of Limited Partners, to vote by ballot or approve Partnership action in writing without a meeting or to exercise rights in respect of any other lawful action of Limited Partners, or (b) to receive any report or distribution.

  "Record Holder" or "Holder" of (a) any LP Unit means the Person in whose name such Unit is registered in the Units Register or (b) any GP Unit means the General Partner.

  "Restricted Payment" means any dividend, distribution or other payment in respect of the capital stock of the General Partner or the Manager, as the case may be.

  "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor to such statute.

  "Time of Delivery" means December 23, 1986.

  "Transfer Agent" means the bank, trust company or other Person appointed from time to time by the Partnership to act as successor transfer agent and registrar for LP Units.

  "Two-Thirds Interest" means Limited Partners holding an aggregate of at least two-thirds of the outstanding LP Units.

  "Unit" means a GP Unit or an LP Unit.

  "Unit Price" of a Unit means, as of any date of determination, (a) if such Unit is one of a class of Units listed or admitted to trading on a National Securities Exchange, the average of the last reported sales prices per Unit regular way or, in case no such reported sale takes place on any such day, the average of the last reported bid and asked prices per Unit regular way, in either case on the principal National Securities Exchange on which such class of Units is listed or admitted to trading (or, if such class of Units is listed or admitted to trading on the New York Stock Exchange, on the New York Stock Exchange Composite Tape), for the five trading days immediately preceding the date of determination; (b) if such Unit is not of a class of Units listed or admitted to trading on a National Securities Exchange but is of a class quoted by NASDAQ, the average of the last reported sales prices per Unit or, in case no such reported sale takes place on any such day or in case last reported sales prices are not quoted by NASDAQ, the average of the last bid and asked prices per Unit, for the five trading days immediately preceding such date of determination, as furnished by the National Quotation Bureau Incorporated or such other nationally recognized quotation service as may be selected by the General Partner for such purpose, if said Bureau is not at the time furnishing quotations; or (c) if such Unit is not of a class of Units listed for trading on a National Securities Exchange or quoted by NASDAQ, an amount equal to the fair market value of such Unit as of such date of determination, as determined by the General Partner using any reasonable method of valuation it may select.

  "Units Register" has the meaning specified in Section 10.2.

  "Unrealized Gain" attributable to a Partnership property means, as of any date of determination, the excess, if any, of the fair market value of such property as of such date of determination over the Carrying Value of such property as of such date of determination (prior to any adjustment to be made pursuant to Section 5.1(f) as of such date).

  "Unrealized Loss" attributable to a Partnership property means, as of any date of determination, the excess, if any, of the Carrying Value of such property as of such date of determination (prior to any adjustment to be made pursuant to Section 5.1(f) as of such date) over the fair market value of such property as of such date of determination.

                                   ARTICLE II

                             ORGANIZATIONAL MATTERS

  2.1 Formation. Subject to the provisions of this Agreement, the General Partner and the Organizational Limited Partner originally formed the Partnership as a limited partnership pursuant to the provisions of the Delaware Act. The General Partner, pursuant to the authority contained in Article XV of this Agreement, does hereby amend and restate this Agreement in its entirety to continue the Partnership as a limited partnership pursuant to the provisions of the Delaware Act and to set forth the rights and obligations of the Partners and certain matters related thereto. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration, dissolution and termination of the Partnership shall be governed by the Delaware Act.

  2.2 Name. The name of the Partnership shall be, and the business of the Partnership shall be conducted under the name of, "Buckeye Partners, L.P."; provided, however, that (a) the Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, (b) the General Partner in its sole discretion may change the name of the Partnership at any time and from time to time and (c) the name under which the Partnership conducts business shall include "Ltd." or "Limited Partnership" (or similar words or letters) where necessary for purposes of maintaining the limited liability status of each Limited Partner or otherwise complying with the laws of any jurisdiction that so requires.

  2.3 Principal Office; Registered Office. (a) The principal office of the Partnership shall be 3900 Hamilton Boulevard, Allentown, Pennsylvania 18103, or such other place as the General Partner may from time to time designate. The Partnership may maintain offices at such other places as the General Partner deems advisable.

  (b) The address of the Partnership's registered office in the State of Delaware shall be Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, Delaware 19801, and the name of the Partnership's registered agent for service of process at such address shall be The Corporation Trust Company.

  2.4 Power of Attorney. (a) Each Limited Partner hereby constitutes and appoints the General Partner or, if a Liquidator shall have been selected pursuant to Section 14.3, the Liquidator, with full power of substitution, as such Limited Partner's true and lawful agent and attorney-in-fact ("Agent"), with full power and authority in such Limited Partner's name, place and stead to:

  (i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate of Limited Partnership and any amendments or restatements thereof) which the Agent deems appropriate or necessary to form or qualify, or continue the existence or qualification of, the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) under the laws of any state or jurisdiction; (B) all certificates, documents and other instruments which the Agent deems appropriate or necessary to reflect any amendments, changes or modifications of this Agreement in accordance with its terms; (C) all conveyances and other documents or instruments which the Agent deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement; (D) all certificates, documents and other instruments relating to the admission, substitution, withdrawal or removal of any Partner pursuant to Article XII, XIII or XIV and other events described in Article XII, XIII or XIV; and (E) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate of Limited Partnership and any amendments or restatements thereof) relating to the determination of the rights, preferences and privileges of any class or series of Units issued pursuant to Section 4.4; and

  (ii) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates, documents and other instruments which the Agent deems appropriate or necessary in order to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder, is deemed to be made or given by the Partners hereunder, is consistent with the terms of this Agreement or is deemed by the Agent to be appropriate or necessary to effectuate the terms or intent of this Agreement or the purposes of the Partnership; provided, however, that, if any vote or approval of Limited Partners is specifically required for an action by any provision of this Agreement, the Agent may exercise the power of attorney made in this subsection (ii) to take such action only after such vote or approval is obtained.

  (b) The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, and it shall survive and not be affected by the subsequent death, incompetency, disability, incapacity, dissolution, bankruptcy or termination of any Limited Partner and the transfer of all or any portion of such Limited Partner's Units and shall extend to such Limited Partner's heirs, transferees, successors, assigns and personal representatives. Each Limited Partner hereby agrees to be bound by any representations made by the Agent acting in good faith pursuant to such power of attorney; and each Limited Partner hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the Agent taken in good faith pursuant to such power of attorney. Each Limited Partner shall execute and deliver to the Agent, within 15 days after receipt of the Agent's request therefor, such further designations, powers of attorney and other instruments as the Agent deems appropriate or necessary to effectuate the terms or intent of this Agreement or the purposes of the Partnership.

  2.5 Term. The Partnership shall continue in existence until the close of Partnership business on December 31, 2036 or until the earlier termination of the Partnership in accordance with the provisions of Article XIV.

  2.6 Organizational Limited Partner. At and as of the Time of Delivery, the Partnership interest of the Organizational Limited Partner shall be terminated and the Partnership Interest of BMC shall be as described in Section 4.1.

  2.7 Organizational Certificate. An Amended and Restated Certificate of Limited Partnership of the Partnership has been filed with the Secretary of State of the State of Delaware as required by the Delaware Act. The General Partner shall cause to be filed such other certificates or documents as may be required for the formation, operation and qualification of a limited partnership in Delaware and any other state in which the Partnership may elect to do business. The General Partner shall thereafter file any necessary amendments to the Certificate of Limited Partnership and any such other certificates and documents and do all things requisite to the maintenance of the Partnership as a limited partnership (or as a partnership in which the Limited Partners have limited liability) under the laws of Delaware and any other state in which the Partnership may elect to do business. Subject to applicable law, the General Partner may omit from the Certificate of Limited Partnership and any such other certificates and documents, and from all amendments thereto, the names and addresses of the Limited Partners and information relating to the Capital Contributions and shares of profits and compensation of the Limited Partners, or state such information in the aggregate rather than with respect to each individual Limited Partner.

                                  ARTICLE III

                                    PURPOSE

  3.1 Purpose. The purpose and business of the Partnership shall be to engage in any lawful activity for which limited partnerships may be organized under the Delaware Act.

                                   ARTICLE IV

  CAPITAL CONTRIBUTIONS; PURCHASES PURSUANT TO PURCHASE AGREEMENTS; ADDITIONAL
                                   ISSUANCES

  4.1 General Partner Contributions. (a) At and as of the Time of Delivery, the General Partner contributed to the Partnership, in exchange for 121,212 GP Units (i.e., a 1% Percentage Interest), an amount equal to $2,424,240.

  (b) Following the Time of Delivery, whenever a Limited Partner makes a Capital Contribution to the Partnership pursuant to Section 4.3, the General Partner shall contribute to the Partnership, in exchange for a number of GP Units equal to 1/99th of the total number of LP Units then being purchased, Contributed Property (which may include LP Units) having a Net Agreed Value equal to 1/99th of the aggregate Net Agreed Value of all Capital Contributions to the Partnership then being made pursuant to Section 4.3, unless the General Partner receives an Opinion of Counsel that the failure to make such additional Capital Contribution would not result in the Partnership or any of the Operating Partnerships being treated as an association taxable as a corporation for federal income tax purposes.

  4.2 Limited Partner Contributions. At and as of the Time of Delivery, each underwriting firm which entered into an underwriting agreement with the Partnership contributed to the Partnership, in exchange for the number of LP Units specified therein an amount in cash equal to the Issue Price for such LP Units (as specified in such underwriting agreement) multiplied by the number of LP Units being so purchased.

  4.3 Issuances of Additional LP Units and Other Securities. (a) The General Partner is hereby authorized to cause the Partnership to issue, in addition to the LP Units issued pursuant to Section 4.2, additional LP Units, or classes or series thereof, or options, rights, warrants or appreciation rights relating thereto or any other type of equity security that the Partnership may lawfully issue, any secured or unsecured debt obligations of the Partnership, or debt obligations of the Partnership convertible into any class or series of equity securities of the Partnership (collectively, "Partnership Securities"), for any Partnership purpose, at any time or from time to time, to Partners or to other Persons (including, without limitation, to employee benefit plans sponsored by the General Partner, the Partnership, any of the Operating Partnerships, the Manager or any of their respective Affiliates), for such consideration and on such terms and conditions, and entitling the holders thereof to such relative rights and powers, as shall be established by the General Partner in its sole discretion, all without the approval of any Limited Partners, except as provided in Section 17.1

  (b) Without limiting the generality of the foregoing (but subject to the provisions of Section 17.1), the additional Partnership Securities to be issued by the Partnership under this Section 4.3 may contain provisions with respect to (i) the allocation of items of Partnership income, gain, loss, deduction and credit; (ii) the right to share in Partnership distributions; (iii) rights upon dissolution and liquidation of the Partnership; (iv) whether any such issue of Partnership Securities may be acquired by the Partnership, by purchase, redemption or otherwise, and if so, the price at which, and the terms and conditions upon which, such Partnership Securities may be purchased, redeemed or otherwise acquired by the Partnership; (v) the conversion rights applicable to any such issue of Partnership Securities, and if so, the rate at which, and the terms and conditions upon which, such Partnership Securities may be converted into any other class or series of Partnership Securities; (vi) the terms and conditions upon which any such Partnership Securities will be issued, assigned, or transferred; and (vii) the right, if any, of the holders of any such issue of Partnership Securities to vote on Partnership matters.

  (c) The General Partner is hereby authorized and directed to do all acts which it deems appropriate or necessary in connection with each issuance of Units or other securities by the Partnership and to amend this Agreement in any manner which it deems appropriate or necessary to provide for each such issuance, to admit additional limited partners in connection therewith and to specify the relative rights, powers and duties of the holders of the Units or other securities being so issued, all without the approval of any Limited Partners, except as provided in Section 17.1

  4.4 No Preemptive Rights. No Partner shall have any preemptive right with respect to the issuance or sale of Units or other securities that may be issued by the Partnership.

  4.5 No Interest. No interest shall be paid by the Partnership on Capital Contributions.

  4.6 Loans from Partners. Loans or other advances by a Partner to or for the account of the Partnership shall not be considered Capital Contributions.

  4.7 No Withdrawal. No Partner shall be entitled to withdraw any part of its Capital Contributions or its Capital Account or to receive any distributions from the Partnership except as provided herein.

                                   ARTICLE V

                        CAPITAL ACCOUNTS; DISTRIBUTIONS

  5.1 Capital Accounts. (a) The Partnership shall maintain for each Partner a separate Capital Account with respect to Units in accordance with the regulations issued pursuant to Section 704 of the Code. The Capital Account of any Partner shall be increased by (i) the Net Agreed Value of all Capital Contributions made by such Partner in exchange for Units and (ii) all items of income and gain computed in accordance with Section 5.1 (b) and allocated to such Partner pursuant to Section 5.1(c) and reduced by (iii) the Net Agreed Value of all distributions of cash or property made to such Partner with respect to Units and (iv) all items of deduction and loss computed in accordance with Section 5.1(b) and allocated to such Partner pursuant to
Section 5.1(c).

  (b) For purposes of computing the amount of each item of income, gain, loss or deduction to be reflected in the Capital Accounts, the determination, recognition and classification of such item shall be the same as its determination, recognition and classification for federal income tax purposes, provided that:

  (i) Any deductions for depreciation, cost recovery or amortization attributable to any Partnership property shall be determined as if the adjusted basis of such property was equal to the Carrying Value of such property. Upon an adjustment to the Carrying Value of any Partnership property subject to depreciation, cost recovery or amortization pursuant to Section 5.1(e) or 7.8, any further deductions for such depreciation, cost recovery or amortization attributable to such property shall be determined as if the adjusted basis of such property was equal to the Carrying Value of such property immediately following such adjustment.

  (ii) If the Partnership's adjusted basis in property subject to depreciation, cost recovery or amortization is reduced for federal income tax purposes pursuant to Section 48(q) (1) of the Code, the amount of such reduction shall be deemed to be an additional item of deduction in the year such property is placed in service. Any restoration of such basis pursuant to Section 48(q) (2) of the Code shall be deemed to be an additional item of income in the year of restoration.

  (iii) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined by the Partnership as if the adjusted basis of such property as of such date of disposition was equal in amount to the Carrying Value of such property as of such date.

  (iv) All fees and other expenses incurred by the Partnership to promote the sale of (or to sell) a Partnership Interest that can neither be deducted nor amortized under Section 709 of the Code shall be treated as items of deduction.

    (v) The computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership and, as to those items described in
  Section 705(a)(1)(B) or Section 705(a)(2)(B) of the Code, without regard to the fact that such items are not includible in gross income or are neither currently deductible nor capitalizable for federal income tax purposes.

  (c) (i) For purposes of maintaining the Capital Accounts and except as otherwise provided in this Section 5.1 (c), each item of income, gain, loss and deduction (computed in accordance with Section 5.1 (b)) shall be allocated to the Partners in accordance with their respective Percentage Interests.

    (ii) If any Partner unexpectedly receives any adjustment allocation or distribution described in Treasury Regulation Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1 (b)(2)(ii)(d)(5), or 1.704-
         1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate a deficit in its Capital Account created by such adjustment, allocation or distribution as quickly as possible.

    (iii) To preserve uniformity of Units, the General Partner shall have sole discretion pursuant to Section 6.1(c) to make special allocations of income or deduction that do not have a material adverse effect on the Limited Partners and are consistent with the principles of Section 704 of the Code.

    (iv) If there is a net decrease in Partnership minimum gain, within the meaning of Treasury Regulation Section 1.704-1(b) (4) (iv), during a Partnership taxable year, all Partners with deficit balances in their Capital Accounts, computed as described in Treasury Regulation Section 1.704-1(b)(4)(iv)(c) at the end of such year, will be allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in the amounts and in the proportions needed to eliminate such deficits as quickly as possible, before any other allocations are made under Section 704(b) of the Code.

  (d) (i) Except as otherwise provided in this Section 5.1(d), a transferee of LP Units shall, upon becoming a Limited Partner, succeed to the portion of the transferor's Capital Account maintained with respect to the Units transferred.

  (ii) If a transfer of Units causes a termination of the Partnership under
       Section 708(b)(1)(B) of the Code, the Partnership properties shall be deemed to have been distributed in liquidation of the Partnership to the Partners (including the transferee of the Units) pursuant to Sections 14.4 and 14.5 and recontributed by such Partners and transferees in reconstitution of the Partnership. The Capital Accounts of such reconstituted Partnership shall be maintained in accordance with this Article V.

  (e) If any additional LP Units are to be issued pursuant to Section 4.3, or if any Partnership Property is to be distributed, the Capital Accounts of the Partners (and the Carrying Values of all Partnership properties) shall, immediately prior to such issuance or distribution, be adjusted (consistent with the provisions hereof and of Section 704(b) of the Code) upwards or downwards to reflect any Unrealized Gain or Unrealized Loss attributable to all Partnership properties (as if such Unrealized Gain or Unrealized Loss had been recognized upon an actual sale of such properties immediately prior to such issuance). In determining such Unrealized Gain or Unrealized Loss, the fair market value of Partnership properties, as of any date of determination, (i) shall, in the case of the issuance of additional LP Units, be deemed to be equal to (A) the number of Units outstanding, as of the date of determination, times the Issue Price for which such additional LP Units are so issued, plus
(B) the amount of any Partnership indebtedness outstanding as of the date of determination, and (ii) shall, in the case of the distribution of Partnership property, be determined in the manner provided in Section 14.3.

  5.2 Distributions in Respect of Units. (a) From time to time, not less often than quarterly, the General Partner shall review the Partnership's accounts to determine whether distributions are appropriate. The General Partner may make such cash distributions as it, in its sole discretion, may determine, without being limited to current or accumulated income or gains, from any Partnership funds, including, without limitation, Partnership revenues, Capital Contributions or borrowed funds. In its sole discretion, the General Partner may also distribute to the Partners other Partnership property, additional Units or other securities of the Partnership or other entities.

  All distributions in respect of Units shall be made concurrently to all Record Holders on the Record Date set for purposes of such distribution and shall be prorated in accordance with such Record Holders' respective Percentage Interests as of such Record Date.

  (b) Amounts paid pursuant to Section 7.4, any Management Agreement, any Operating Partnership Agreement or the Incentive Compensation Agreement shall not be deemed to be distributions for purposes of this Agreement.

                                   ARTICLE VI

                               INCOME TAX MATTERS

  6.1 Tax Allocations. (a) For federal income tax purposes, each item of income, gain, loss, deduction and credit of the Partnership shall be allocated among the Partners in accordance with their Percentage Interests except that the General Partner shall have the authority to make such other allocations as are necessary and appropriate to comply with Section 704 of the Code and the regulations issued pursuant thereto.

  (b) Gain resulting from the sale or other taxable disposition of Partnership assets and allocated to (or recognized by) a Partner (or its successor in interest) for federal income tax purposes shall be deemed to be Recapture Income to the extent such Partner has been allocated or has claimed any deduction directly or indirectly giving rise to the treatment of such gain as Recapture Income.

  (c) To preserve uniformity of LP Units, the General Partner shall have sole discretion to (i) adopt such conventions as it deems appropriate or necessary in determining the amount of depreciation and cost recovery deductions; (ii) make special allocations of income or deduction and (iii) amend the provisions of this Agreement as appropriate (x) to reflect the proposal or promulgation of regulations under Section 704(c) of the Code or (y) otherwise to preserve the uniformity of Units issued or sold from time to time. The General Partner may adopt such conventions and make such allocations and amendments only if they would not have a material adverse effect on the Limited Partners and are consistent with the principles of Section 704 of the Code.

  (d) Items of Partnership income, gain, loss, deduction and credit shall, for federal income tax purposes, be determined on a monthly basis (or other basis, as required or permitted by Section 706 of the Code) and shall be allocated to the Persons who are Record Holders of Units as of the close of business on the first day of such month; provided, however, that gain or loss on a sale or other disposition of all or a substantial portion of the assets of the Partnership shall be allocated to the Persons who are Record Holders of Units as of the close of business on the date of sale.

  (e) Pursuant to Section 704(c) of the Code, items of income, gain, loss, deduction and credit attributable to Contributed Property shall be allocated in such a manner as to take into account the variation between the basis of such property to the Partnership and its Carrying Value.

  6.2 Preparation of Tax Returns. The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, losses, deductions, credits and other items necessary for federal and state income tax purposes and shall use all reasonable efforts to furnish to the Limited Partners within 90 days after the close of the taxable year the tax information reasonably required for federal and state income tax reporting purposes. The classification, realization and recognition of income, gains, losses, deductions, credits and other items shall be on the accrual method of accounting for federal income tax purposes, unless the General Partner shall determine otherwise in its sole discretion.

  6.3 Tax Elections. Except as otherwise provided herein, the General Partner shall, in its sole discretion, determine whether to make any available election. The General Partner shall elect under Section 754 of the Code to cause the basis of Partnership property to be adjusted for federal income tax purposes as provided by Sections 734 and 743 of the Code, but the General Partner may seek to revoke this election if the General Partner determines that such revocation is in the best interests of the Limited Partners.

  6.4 Tax Controversies. Subject to the provisions hereof, the General Partner is designated as the Tax Matters Partner (as defined in Section 6231 of the Code) and is authorized and required to represent the Partnership (at the Partnership's expense) in connection with all examinations of the Partnership's affairs by tax authorities, including resulting administrative and judicial proceedings, and to expend Partnership funds for professional services and costs associated therewith. Each Limited Partner agrees to cooperate with the General Partner and to do or refrain from doing any and all things reasonably required by the General Partner to conduct such proceedings.

  6.5 Withholding. The General Partner is authorized to take any action necessary to comply with any withholding requirements established by applicable law, including, without limitation, with regard to (a) the sale of United States real property interests, (b) the distributions of cash or property to any Partner which is a foreign Person, and (c) the transfer of Units.

                                  ARTICLE VII

             MANAGEMENT AND OPERATION OF BUSINESS; INDEMNIFICATION

  7.1 Powers of General Partner. Except as otherwise expressly provided in this Agreement, all powers to control and manage the business and affairs of the Partnership shall be exclusively vested in the General Partner, and no Limited Partner shall have any power to control or manage the business and affairs of the Partnership.

  In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provisions of this Agreement, the General Partner is hereby authorized and empowered, in the name of and on behalf of the Partnership, to do and perform any and all acts and things which it deems appropriate or necessary in the conduct of the business and affairs of the Partnership, including, without limitation, the following:

    (a) to lend or borrow money, to assume, guarantee or otherwise become liable for indebtedness and other liabilities and to issue evidences of indebtedness;

    (b) to buy, lease (as lessor or lessee), sell, mortgage, encumber or otherwise acquire or dispose of any or all of the assets of the Partnership;

    (c) to own, use and invest the assets of the Partnership;

    (d) to purchase or sell products, services and supplies;

    (e) to make tax, regulatory and other filings, and to render periodic and other reports, to governmental agencies or bodies having jurisdiction over the assets or business of the Partnership;

    (f) to open, maintain and close bank accounts and to draw checks and other orders for the payment of money;

    (g) to negotiate, execute and perform any contracts, conveyances or other instruments;

    (h)  to distribute Partnership cash;

    (i) to utilize the services of officers and employees of the General Partner or of any other Persons and to select and dismiss employees (if any) and outside attorneys, accountants, consultants and contractors;

    (j) to maintain insurance for the benefit of the Partnership and the Partners;

    (k) to form, participate in or contribute or loan cash or property to limited or general partnerships, joint ventures, corporations or similar arrangements;

    (1) to expand the business activities in which the Partnership is engaged or engage in new business activities by acquisition or internal development;

    (m) to conduct litigation and incur legal expenses and otherwise deal with or settle claims or disputes; and

    (n)  to purchase, sell or otherwise acquire or dispose of Units;

in each case at such times and upon such terms and conditions as the General Partner deems appropriate or necessary, and subject to any express restrictions contained elsewhere in this Agreement.

  7.2 Duties of General Partner. The General Partner shall manage the business and affairs of the Partnership in the manner the General Partner deems appropriate or necessary. Without limiting the generality of the foregoing, the General Partner's duties shall include the following:

    (a) to take possession of the assets of the Partnership;

    (b) to staff and operate the business of the Partnership with the officers and employees of the General Partner or of other Persons;

    (c) to render or cause to be rendered engineering, environmental and other technical services and perform or cause to be performed financial, accounting, logistical and other administrative functions for the Partnership;

    (d) to render such reports and make such periodic and other filings as may be required under applicable federal, state and local laws, rules and regulations;

    (e) to provide or cause to be provided purchasing, procurement, repair and other services for the Partnership; and

    (f) to conduct the business of the Partnership in accordance with this Agreement and all applicable laws, rules and regulations;

in each case in such a manner as the General Partner deems appropriate or necessary.

  7.3 Reliance by Third Parties. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

  7.4 Compensation and Reimbursement of the General Partner. (a) Except as provided in this Section 7.4 or elsewhere in this Agreement, the Incentive Compensation Agreement or any other agreement contemplated or permitted hereby or thereby, the General Partner shall not be compensated for its services as General Partner to the Partnership.

  (b) The General Partner shall be promptly reimbursed for all Designated Expenses, in addition to any reimbursement as a result of indemnification in accordance with Section 7.11. The General Partner shall determine such Designated Expenses in any reasonable manner determined by it.

  (c) The General Partner may propose and adopt without the approval of the Limited Partners fringe benefit plans, including, without limitation, plans comparable to those that covered employees employed by the predecessors to the Operating Partnerships and plans involving the issuance of Units, for the benefit of employees of the General Partner, Partnership, any of the Operating Partnerships, the Manager or any of their respective Affiliates in respect of services performed, or obligated to be performed, directly or indirectly, for the benefit of the Partnership or any of the Operating Partnerships.

  7.5 Purchase or Sale of LP Units and Other Partnership Securities. The General Partner may, on behalf of the Partnership, purchase or otherwise acquire or sell or otherwise dispose of LP Units and other Partnership Securities. As long as LP Units are held by the Partnership or any of the Operating Partnerships, such LP Units or other Partnership Securities shall not be considered outstanding for any purpose. The General Partner or any of its Affiliates may also purchase or otherwise acquire or sell or otherwise dispose of LP Units and other Partnership Securities for its own account.

  7.6 Partnership Funds. The funds of the Partnership shall be deposited in such account or accounts as shall be designated by the General Partner, and shall not be commingled with the funds of the General Partner or any of its Affiliates. All withdrawals from or charges against such accounts shall be made by the General Partner or by its agents, which agents may be Affiliates of the General Partner. Funds of the Partnership may be invested as determined by the General Partner.

  7.7 Outside Activities; Contracts with Affiliates; Loans to or from Affiliates. (a) The General Partner shall not have or permit the Manager to have any business interests or engage in any business activities except for those relating to the Partnership and the Operating Partnerships.

  (b) Any Affiliate of the General Partner (other than the Manager) and any director, officer, partner or employee of the General Partner or any of its Affiliates shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership and the Operating Partnerships, for their own account and for the account of others, without having or incurring any obligation to offer any interest in such businesses or activities to the Partnership, the Operating Partnerships or any Partner. Neither the Partnership, the Operating Partnerships nor any of the Partners shall have any rights by virtue of this Agreement or the partnership relationship governed hereby in any such business interests.

  (c) Each of the Limited Partners hereby approves, ratifies and confirms the execution, delivery and performance of the Operating Partnership Agreements, the Incentive Compensation Agreement, the Management Agreements, and the Exchange Agreement and agrees that the General Partner is authorized to execute, deliver and perform the other agreements, acts, transactions and matters described therein on behalf of the Partnership without the approval or vote of any Limited Partners, notwithstanding any other provision of this Agreement or the Operating Partnership Agreements.

  (d) Subject to the provisions of Section 7.4(a), the General Partner and its Affiliates may enter into contracts with, or render services to, the Partnership or any of the Operating Partnerships, provided that such contracts or services are on terms that are fair and reasonable to the Partnership.

  (e) Neither the General Partner nor any of its Affiliates shall sell, transfer or convey property to, or purchase property from, the Partnership, directly or indirectly, except pursuant to transactions that are fair and reasonable to the Partnership.

  (f) The General Partner or any of its Affiliates may lend to the Partnership funds needed by the Partnership for such periods of time as the General Partner may determine; provided, however, that the General Partner or an Affiliate may not charge the Partnership interest greater than the rate (including points or other financing charges or fees) that would be charged to the Partnership by unrelated lenders on comparable loans. The Partnership shall reimburse the General Partner or its Affiliate, as the case may be, for any costs incurred by the General Partner or Affiliate in connection with the borrowing of funds obtained by such General Partner or Affiliate and loaned to the Partnership.

  (g) The Partnership may lend funds to the General Partner or any of its Affiliates; provided, however, that the Partnership may not lend funds to the General Partner or an Affiliate unless such funds consist of funds available after provision for working capital and such reserves as the General Partner deems appropriate and such loan shall bear interest at the rate (including points or other financing charges or fees) that the General Partner would be charged by unrelated lenders on comparable loans.

  7.8 Tax Basis and Value Determinations. To the extent that the General Partner is required pursuant to the provisions of this Agreement to establish fair market values or allocate amounts realized, tax basis, Agreed Values or Net Agreed Values, the General Partner shall establish such values and make such allocations in a manner that is reasonable and fair to the Limited Partners, taking into account all applicable laws, governmental regulations, rulings and decisions. The General Partner may, in its sole discretion, modify or revise such allocations in order to comply with such laws, governmental regulations, rulings or decisions or to the extent it otherwise deems such modification or revision appropriate or necessary. The General Partner is authorized, to the extent deemed by it to be appropriate or necessary, to utilize the services of an independent appraiser in establishing such values or allocations and the General Partner shall in such cases be entitled to rely on the values or allocations established by such independent appraiser.

  7.9 Resolution of Conflicts of Interest; Standard of Care. (a) Unless otherwise expressly provided in this Agreement or any other agreement contemplated hereby, (i) whenever a conflict of interest exists or arises between the General Partner or any of its Affiliates, on the one hand, and the Partnership or any Limited Partner, on the other hand, or (ii) whenever this Agreement or any other agreement contemplated hereby provides that the General Partner or any of its Affiliates shall act in a manner which is, or provide terms which are, fair and/or reasonable to the Partnership, any Operating Partnership or any Limited Partner, the General Partner or such Affiliate shall resolve such conflict of interest, take such action or provide such terms considering, in each case, the relative interests of each Party to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting or engineering practices or principles, and in the absence of bad faith by the General Partner or such Affiliate, the resolution, action or terms so made, taken or provided by the General Partner or such Affiliate shall not constitute a breach of this agreement or any other agreement contemplated hereby or a breach of any standard of care or duty imposed hereby or under the Delaware Act or any other applicable law, rule or regulation.

  (b) Whenever this Agreement or any other agreement contemplated hereby provides that the General Partner or any of its Affiliates is permitted or required to make a decision (i) in its "discretion" or under a grant of similar authority or latitude, the General Partner or such Affiliate shall be entitled, to the extent permitted by applicable law, to consider only such interests and factors as it desires and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Partnership or the Limited Partners, or (ii) in its "good faith" or under another express standard, the General Partner or such Affiliate shall act under such express standard and, except as required by applicable law, shall not be subject to any other or different standards imposed by this Agreement, any other agreement contemplated hereby or applicable law.

  7.10 Other Matters Concerning the General Partner. (a) The General Partner may rely and shall be protected in acting or refraining from acting upon any certificate, document or other instrument believed by it to be genuine and to have been signed or presented by the proper party or parties.

  (b) The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisors selected by it and any opinion or advice of any such Person as to matters which the General Partner believes to be within such Person's professional or expert competence shall be full and complete authorization and protection with respect to any action taken or suffered or omitted by the General Partner hereunder in good faith and in accordance with such opinion or advice.

  (c) The General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents, and the General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

  7.11 Limited Liability; Indemnification. (a) Notwithstanding anything to the contrary in this Agreement, and except to the extent required by applicable law, no Indemnitee shall be liable to the Partnership or any Partner for any action taken or omitted to be taken by such Indemnitee, provided that such Indemnitee acted in good faith and such action or omission does not involve the gross negligence or willful misconduct of such Indemnitee. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not, of itself, create a presumption that an Indemnitee did not act in good faith or that an action or omission involves gross negligence or willful misconduct.

  (b) The Partnership shall, to the extent permitted by applicable law, indemnify each Indemnitee against expenses (including legal fees and expenses), judgments, fines and amounts paid in settlement, actually and reasonably incurred by such Indemnitee, in connection with any threatened, pending or completed claim, demand, action, suit or proceeding to which such Indemnitee was or is a party or is threatened to be made a party, by reason of (i) such Indemnitee's status as a General Partner, any Affiliate of the General Partner, any Person who is or was a director, officer, employee or agent of the General Partner or any such Affiliate, or any Person who is or was serving at the request of the General Partner or any such Affiliate as a director, officer, partner, trustee, employee or agent of another Person or (ii) any action taken or omitted to be taken by such Indemnitee in any capacity referred to in clause
(i) of this Section 7.11(b), relating to this Agreement or the property, business, affairs or management of the Partnership or any of the Operating Partnerships (provided the Indemnitee acted in good faith and the act or omission which is the basis of such claim, demand, action, suit or proceeding does not involve the gross negligence or willful misconduct of such Indemnitee).

  (c) Expenses (including legal fees and expenses) incurred in defending any claim, demand, action, suit or proceeding subject to Section 7.11(b) shall be paid by the Partnership in advance of the final disposition of such claim, demand, action, suit or proceeding upon receipt of an undertaking (which need not be secured) by or on behalf of the Indemnitee to repay such amount if it shall ultimately be determined, by a court of competent jurisdiction, that the Indemnitee is not entitled to be indemnified by the Partnership as authorized hereunder.

  (d) The indemnification provided by Section 7.11(b) shall be in addition to any other rights to which an Indemnitee may be entitled, and shall continue as to an Indemnitee who has ceased to serve in a capacity for which the Indemnitee is entitled to indemnification and shall inure to the benefit of the heirs, successors, assigns, administrators and personal representatives of the Indemnitee.

  (e) To the extent commercially reasonable, the Partnership shall purchase and maintain insurance on behalf of the Indemnitees against any liability which may be asserted against or expense which may be incurred by an Indemnitee in connection with the Partnership's activities, whether or not the Partnership would have the power to indemnify an Indemnitee against such liability under the provisions of this Agreement.

  (f) An Indemnitee shall not be denied indemnification in whole or in part under Section 7.11(b) because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

  (g) The provisions of this Section 7.11 are for the benefit of the Indemnitees and the heirs, successors, assigns, administrators and personal representatives of the Indemnitees and shall not be deemed to create any rights for the benefit of any other Persons.

                                  ARTICLE VIII

                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

  8.1 Limitation of Liability. The Limited Partners shall have no liability under this Agreement (including, without limitation, liability under Section 7.11).

  8.2 Management of Business. No Limited Partner shall, in its capacity as a Limited Partner, take part in the operation, management or control (within the meaning of the Delaware Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by a director, officer, employee or agent of a General Partner or an Affiliate of the General Partner in such Person's capacity as such (whether or not such Person is also a Limited Partner) shall not affect, impair or eliminate the limitations on the liability of the Limited Partners under this Agreement.

  8.3 Outside Activities. Limited Partners shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities in direct competition with the Partnership or the Operating Partnerships. Neither the Partnership, the Operating Partnerships nor any of the other Partners shall have any rights by virtue of this Agreement or the partnership relationship created hereby in any business ventures of any Limited Partner.

  8.4 Return of Capital. No Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent, if any, that distributions made pursuant to this Agreement or upon termination of the Partnership may be considered as such by law and then only to the extent provided for in this Agreement.

  8.5 Rights of Limited Partners Relating to the Partnership. In addition to other rights provided by this Agreement or by applicable law, each Limited Partner shall have the right for a proper purpose reasonably related to such Limited Partner's interest in the Partnership, upon reasonable demand and at such Limited Partner's own expense:

    (a) to obtain true and full information regarding the status of the business and financial condition of the Partnership;

    (b) promptly after becoming available, to obtain a copy of the Partnership's federal and state income tax returns for each year;

    (c) to obtain a current list of the name and address of each Partner as set forth in the Units Register;

    (d) to obtain a description and statement of the Net Agreed Value of any Capital Contribution made or agreed to be made by each Partner, and the date on which such Partner became a Partner;

    (e) to obtain a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto, together with executed copies of any powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed; and

    (f) to obtain such other information regarding the affairs of the Partnership as may be just and reasonable;

provided, however, that the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner deems reasonable, any information which the General Partner reasonably believes to be in the nature of trade secrets or other information the disclosure of which the General Partner in good faith believes could damage the Partnership or its business or be in violation of applicable law, including, without limitation, federal securities law, or which the Partnership is required by agreements with third parties to keep confidential.

                                   ARTICLE IX

                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

  9.1 Books, Records and Accounting. The General Partner shall keep or cause to be kept books and records with respect to the Partnership's business, which books and records shall at all times be kept at the principal office of the Partnership. Any books and records maintained by the Partnership in the regular course of its business, including the Units Register, books of account and records of Partnership proceedings, may be kept on, or be in the form of, punch cards, disks, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so kept are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial reporting purposes, on the accrual basis, or on a cash basis adjusted periodically to an accrual basis, as the General Partner shall determine in its sole discretion, in accordance with generally accepted accounting principles and applicable law.

  9.2 Fiscal Year. The fiscal year of the Partnership for financial reporting purposes shall be the calendar year, unless the General Partner shall determine otherwise in its sole discretion.

  9.3 Reports. (a) As soon as practicable, but in no event later than 90 days after the close of each fiscal year, the General Partner shall cause to be mailed to each Record Holder of LP Units as of the last day of that fiscal year reports containing financial statements of the Partnership for the fiscal year, presented in accordance with generally accepted accounting principles, including a balance sheet, statement of income, statement of Partners' capital and statement of changes in financial position, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.

  (b) As soon as practicable, but in no event later than 45 days after the close of each calendar quarter, except the last calendar quarter of each fiscal year, the General Partner shall cause to be mailed to each Record Holder of LP Units as of the last day of that calendar quarter a quarterly report for the calendar quarter containing such financial and other information as the General Partner deems appropriate.

                                   ARTICLE X

         ISSUANCE OF LP CERTIFICATES; TRANSFER AND EXCHANGE OF LP UNITS

  10.1 Initial Issuance of LP Certificates. Upon the issuance of LP Units to any Person, the Partnership will issue one or more LP Certificates in the name of such Person evidencing the number of such LP Units being so issued. LP Certificates shall be executed on behalf of the Partnership by the General Partner. No LP Certificate shall be valid for any purpose until manually countersigned by the Transfer Agent.

  10.2 Registration, Registration of Transfer and Exchange. (a) The Partnership will cause to be kept a register (the "Units Register") in which, subject to such reasonable regulations as it may prescribe and subject to the provisions of Section 10.2(b), the Partnership will provide for the registration of LP Units and of transfers of such LP Units. The Transfer Agent is hereby appointed registrar for the purpose of registering LP Units and transfers of such LP Units as herein provided.

  Upon surrender for registration of transfer or exchange of any LP Certificate, and subject to the provisions of Section 10.2(b), the General Partner on behalf of the Partnership will execute, and the Transfer Agent will countersign and deliver, in the name of the holder or the designated transferee or transferees, as required pursuant to the holder's instructions, one or more new LP Certificates evidencing the same aggregate number of LP Units as did the LP Certificate so surrendered.

  (b) Every LP Certificate surrendered for registration of transfer or exchange shall be duly endorsed on the reverse side thereof, or be accompanied by a written instrument of transfer in form satisfactory to the General Partner or the Transfer Agent, as the case may be, duly executed, in either case by the holder thereof or such holder's attorney duly authorized in writing. Every LP Certificate surrendered for registration of transfer shall be duly accepted on the reverse side thereof, or be accompanied by a written instrument of acceptance to the same effect in form satisfactory to the General Partner or the Transfer Agent, as the case may be, duly executed, in either case by the transferee or such transferee's attorney duly authorized in writing. As a condition to the issuance of any new LP Certificate under this Section 10.2, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

  10.3 Mutilated, Destroyed, Lost or Stolen LP Certificates. (a) If any mutilated LP Certificate is surrendered to the Transfer Agent, the General Partner on behalf of the Partnership shall execute and the Transfer Agent shall countersign and deliver in exchange therefor a new LP Certificate evidencing the same number of LP Units as did the LP Certificate so surrendered.

  (b) If there shall be delivered to the General Partner and the Transfer Agent
(i) evidence to their satisfaction of the destruction, loss or theft of any LP Certificate and (ii) such security or indemnity as may be required by them to save each of them and any of their agents harmless, then, in the absence of notice to the General Partner or the Transfer Agent that such LP Certificate has been acquired by a bona fide purchaser, the General Partner on behalf of the Partnership shall execute and upon its request the Transfer Agent shall countersign and deliver, in lieu of any such destroyed, lost or stolen Certificate, a new LP Certificate evidencing the same number of LP Units as did the LP Certificate so destroyed, lost or stolen.

  (c) As a condition to the issuance of any new LP Certificate under this
Section 10.3, the General Partner may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Transfer Agent) connected therewith.

  (d) Every new LP Certificate issued pursuant to this Section 10.3 in lieu of any destroyed, lost or stolen LP Certificate shall evidence an original additional Partnership Interest in the Partnership, whether or not the destroyed, lost or stolen LP Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other LP Units duly issued hereunder.

  10.4 Persons Deemed Owners. Prior to due presentment of an LP Certificate for registration of transfer and satisfaction of the requirements of Section 10.2(b) with respect thereto, (a) the Partnership, the General Partner, the Transfer Agent and any agent of any of the foregoing may deem and treat the Record Holder as the absolute owner thereof and of the LP Units evidenced thereby for all purposes whatsoever and (b) a transferee shall not be entitled to distributions or allocations or any other rights in respect of the LP Units evidenced thereby other than the right to further transfer such LP Units.

                                   ARTICLE XI

                           TRANSFER OF GP UNITS

  11.1 Transfer of GP Units The General Partner may not transfer any GP Units unless (a) all of its GP Units are being transferred and the transferee assumes all of the rights and obligations of the General Partner hereunder, (b) the transfer is to an Affiliate of the General Partner or is in connection with the General Partner's merger or consolidation with, or a transfer of all or substantially all of the General Partner's assets to, another Person, or the transfer is approved by a Majority Interest, and (c) the Partnership receives an Opinion of Counsel that such transfer would not result in the loss of limited liability of any Limited Partner or cause the Partnership or any of the Operating Partnerships to be treated as an association taxable as a corporation for federal income tax purposes.

  11.2 Successor General Partner. Any transferee of GP Units pursuant to
Section 11.1 shall automatically be admitted to the Partnership as the successor General Partner, and the transferor of such GP Units shall automatically cease to be the General Partner, effective at the time provided in Section 12.3. No such transfer shall be deemed a withdrawal pursuant to
Article XIII.

                                  ARTICLE XII

ADMISSION OF INITIAL, SUBSTITUTED AND ADDITIONAL LIMITED PARTNERS AND SUCCESSOR
                                GENERAL PARTNER

  12.1 Admission of Initial Limited Partners. At and as of the Time of Delivery, the initial Record Holders of LP Units purchased pursuant to Section
4.2 shall automatically become Limited Partners and the Organizational Limited Partner shall automatically cease to be a Limited Partner.

  12.2 Admission of Substituted Limited Partners. A transferee of LP Units shall automatically be admitted to the Partnership as a Limited Partner (and the transferor of such LP Units shall, if such transferor is assigning all of such transferor's LP Units, automatically cease to be a Limited Partner) at and as of the time the transfer is registered on the Units Register pursuant to
Section 10.2.

  12.3 Admission of Successor General Partner. A successor General Partner approved pursuant to Section 13.1 or the proviso to Section 14.1 or the transferee of all of the GP Units pursuant to Section 11.1 shall be admitted to the Partnership as the successor General Partner, effective as of the date an amendment or restatement of the Certificate of Limited Partnership is filed with the Secretary of State of the State of Delaware affecting such substitution; provided, however, that no such successor shall be so admitted to the Partnership until it has agreed in writing to assume the former General Partner's obligations hereunder. This Agreement and the Certificate of Limited Partnership shall be amended as appropriate to reflect the termination of the former General Partner as a general partner and the admission of the successor General Partner.

  12.4 Admission of Additional Limited Partners. (a) A Person (other than the initial Record Holders of LP Units pursuant to Section 4.2 or a transferee of LP Units) who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an additional Limited Partner only upon furnishing to the General Partner (i) a written instrument of acceptance in a form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof, and (ii) such other documents and instruments as may be required in the discretion of the General Partner to affect such Person's admission as an additional Limited Partner.

  (b) Notwithstanding anything to the contrary in this Section 12.4, no Person shall be admitted as an additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole discretion. The admission of any Person as an additional Limited Partner shall become effective at and as of the time the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

  12.5 Amendment of Agreement and Certificate of Limited Partnership. The General Partner shall take all steps necessary and appropriate under the Delaware Act to amend the records of the Partnership and, if necessary, this Agreement and the Certificate of Limited Partnership to reflect the admission of any Partner.

                                  ARTICLE XIII

                  WITHDRAWAL OR REMOVAL OF THE GENERAL PARTNER

  13.1 Withdrawal or Removal of the General Partner. (a) BMC agrees to act as General Partner of the Partnership until the later of (i) the date which is twenty-five years after the Time of Delivery or (ii) the date the ESOP Loan is paid in full, subject to its right to transfer all of its GP Units pursuant to
Section 11.1. At any time after the later of (i) date which is twenty-five years after the Time of Delivery or (ii) the date the ESOP Loan is paid in full, the General Partner may withdraw from the Partnership effective upon at least 90 days' advance written notice to the Limited Partners, such withdrawal to take effect on the date specified in such notice, provided that such withdrawal is approved by an Eighty Percent Interest or the Partnership has received an Opinion of Counsel that such withdrawal would not result in the loss of limited liability of any Limited Partner or result in the Partnership or any Operating Partnership being treated as an association taxable as a corporation for federal income tax purposes. Any such withdrawal shall also constitute the withdrawal of the Manager from the Operating Partnerships, as provided in the Operating Partnership Agreements. If the General Partner gives a notice of withdrawal, a Majority Interest may, prior to the effective date of such withdrawal, approve a successor General Partner. The Person so approved (or its designated Affiliates) shall become the successor general partner or partners of the Operating Partnerships, as provided in the Operating Partnership Agreements. If no successor General Partner is so approved, the Partnership shall be dissolved pursuant to Section 14.1. BMC further agrees that it shall not permit the Manager to withdraw as general partner of any Operating Partnership, except in connection with the withdrawal of BMC as General Partner.

  (b) The General Partner may be removed only by an Eighty Percent Interest, and only if (i) in connection therewith, a successor General Partner is approved by a Majority Interest, (ii) the Partnership shall have received an Opinion of Counsel that the removal of the General Partner and the approval of a successor General Partner will not result in the loss of limited liability of any Limited Partner or cause the Partnership or any of the Operating Partnerships to be treated as an association taxable as a corporation for federal income tax purposes, (iii) the successor General Partner or an Affiliate thereof assumes the liabilities and obligations of the General Partner and its Affiliates under the Exchange Agreement and agrees to indemnify and hold harmless the General Partner and its Affiliates from any liability or obligation arising out of, or causes the General Partner and its Affiliates to be released from, any and all liabilities and obligations (including loan guarantees) under fringe benefit plans sponsored by the General Partner or any of its Affiliates in connection with the business of the Partnership or any of the Operating Partnerships, except as otherwise prohibited by this Agreement, and (iv) all required regulatory approvals for removal of the Manager shall have been obtained. Such removal shall be effective upon the admission of the successor General Partner pursuant to Section 12.3. The Person so approved (or its designated Affiliates) shall become the successor general partner or partners of the Operating Partnerships, as provided in the Operating Partnership Agreements.

  13.2 Sale of Former General Partner's Interest. If a successor General Partner is approved pursuant to Section 13.1 or 14.2 or the proviso to Section 14.1, such successor shall purchase the GP Units of the former General Partner for an amount in cash equal to the fair market value thereof, determined as of the date the successor General Partner is admitted pursuant to Section 12.3. The fair market value of the GP Units shall include the value of all rights associated with being the General Partner, including, without limitation, the General Partner's pro rata interest in the Partnership, the right to receive incentive compensation pursuant to the Incentive Compensation Agreement or compensation under any other agreement between the Partnership and the General Partner in effect on the date the successor General Partner is so admitted, and shall be reduced by the value of the assumption by the successor General Partner or its Affiliate of the obligations of the General Partner and its Affiliates pursuant to Section 13.1(b)(iii). Such fair market value shall be determined by agreement between the former General Partner and its successor or, failing agreement within 30 days after the date the successor General Partner is so admitted, by a firm of independent appraisers jointly selected by the former General Partner and its successor (or, if the former General Partner and its successor cannot agree on the selection of such a firm within 45 days after the date the successor General Partner is so admitted, by a firm of independent appraisers selected by two firms, one of which will be selected by the former General Partner and the other of which will be selected by the successor).

                                  ARTICLE XIV

                          DISSOLUTION AND LIQUIDATION

  14.1 Dissolution. The Partnership shall be dissolved, and its affairs shall be wound up, upon:

    (a) expiration of the term as provided in Section 2.5;

    (b) withdrawal of the General Partner pursuant to Section 13.1 (unless a Person becomes a successor General Partner prior to or on the effective date of such withdrawal);

    (c) bankruptcy or dissolution of the General Partner, or any other event that results in the General Partner ceasing to be a general partner in the Partnership (other than by reason of a withdrawal or removal pursuant to Section 13.1 or a transfer pursuant to Section 11.1); or

    (d) an election by the General Partner to dissolve the Partnership which is approved by a Two-Thirds Interest;

provided, however, that the Partnership shall not be dissolved upon an event described in Section 14.1(b) if, within 90 days of such event, all Partners agree in writing to continue the business of the Partnership and to the appointment of a successor General Partner.

  For purposes of this Section 14.1, bankruptcy of the General Partner shall be deemed to have occurred when (i) it commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) it seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for it or for all or any substantial part of its properties, (iii) it is adjudged a bankrupt or insolvent, or has entered against it a final and nonappealable order for relief, under any bankruptcy, insolvency or similar law now or hereafter in effect, (iv) it executes and delivers a general assignment for the benefit of its creditors, (v) it files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any involuntary proceeding of the nature described in clause (i) above, or (vi)
(1) any involuntary proceeding of the nature described in clause (i) above has not been dismissed 120 days after the commencement thereof, (2) the appointment without its consent or acquiescence of a trustee, receiver or liquidator for it or for all or any substantial part of its properties has not been vacated or stayed within 90 days of such appointment, or (3) such appointment has been stayed but is not vacated within 90 days after the expiration of any such stay.

  14.2 Reconstitution. Upon dissolution of the Partnership in accordance with
Section 14.1(b) or (c), and a failure of all Partners to agree to continue the business of the Partnership and to the appointment of a successor General Partner as provided in the proviso to Section 14.1, then within 180 days after the event described in Section 14.1(b) or (c), a Majority Interest may elect to reconstitute the Partnership and continue its business by forming a new partnership on terms identical to those set forth in this Agreement and having as a general partner a Person approved by a Majority Interest. Upon any such election by a Majority Interest, all Partners shall be bound thereby and shall be deemed to have consented thereto. Unless such an election is made within such 180-day period, the Partnership shall conduct only activities necessary to wind up its affairs. If such an election is made within such 180-day period, then (a) the reconstituted partnership shall continue until the end of the term set forth in Section 2.5 unless earlier dissolved in accordance with this
Article XIV and (b) all necessary steps shall be taken to cancel this Agreement and the Certificate of Limited Partnership and to enter into a new partnership agreement and certificate of limited partnership, and the successor general partner may for this purpose exercise the powers of attorney granted the General Partner pursuant to this Agreement; provided that the right of a Majority Interest to reconstitute and to continue the business of the Partnership shall not exist and may not be exercised unless the Partnership has received an Opinion of Counsel that (i) the exercise of the right would not result in the loss of limited liability of any Limited Partner and (ii) neither the Partnership nor the reconstituted partnership would be treated as an association taxable as a corporation for federal income tax purposes.

  14.3 Liquidation. Upon dissolution of the Partnership, unless the Partnership is reconstituted pursuant to Section 14.2, the General Partner, or in the event the General Partner has withdrawn from the Partnership, been removed or dissolved or become bankrupt (as defined in Section 14.1), a liquidator or liquidating committee approved by a Majority Interest shall be the liquidator of the Partnership (the "Liquidator"). The Liquidator (if other than the General Partner) shall be entitled to receive such compensation for its services as may be approved by a Majority Interest. The Liquidator shall agree not to resign at any time without 15 days' prior written notice and (if other than the General Partner) may be removed at any time, with or without cause, by notice of removal approved by a Majority Interest upon dissolution, resignation or removal of the Liquidator, a successor and substitute Liquidator (who shall have and succeed to all rights, powers and obligations of the original Liquidator) shall, within 30 days thereafter, be approved by a Majority Interest. Except as expressly provided in this Article XIV, the Liquidator approved in the manner provided herein shall have and may exercise, without further authorization or approval of any of the parties hereto, all of the powers conferred upon the General Partner under the terms of this Agreement (but subject to all of the applicable limitations, contractual and otherwise, upon the exercise of such powers, other than the restrictions set forth in
Article XVII) to the extent appropriate or necessary in the good faith judgment of the Liquidator to carry out the duties and functions of the Liquidator hereunder for and during such period of time as shall be reasonably required in the good faith judgment of the Liquidator to complete the winding-up and liquidation of the Partnership as provided for herein. The Liquidator shall liquidate the assets of the Partnership and apply and distribute the proceeds of such liquidation in the following order of priority, unless otherwise required by mandatory provisions of applicable law:

    (a) to creditors of the Partnership (including Partners); and

    (b) to the Partners, in proportion to and to the extent of the positive balances in their respective Capital Accounts;

provided, however, that the Liquidator may place in escrow a reserve of cash or other assets of the Partnership for contingent liabilities in an amount determined by the Liquidator to be appropriate for such purposes.

  14.4 Distribution in Kind. Notwithstanding the provisions of Section 14.3 requiring the liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if on dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership and may, in its sole discretion, distribute to the Partners, or to specific classes of Partners, as tenants in common, in lieu of cash, and as their interests may appear in accordance with the provisions of
Section 14.3 (b), undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any distributions in kind shall be subject to such conditions relating to the disposition and management thereof as the Liquidator deems reasonable and equitable and to any joint ownership agreements or other agreements governing the ownership and operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

  14.5 Cancellation of Certificate of Limited Partnership. Upon the completion of the distribution of Partnership property pursuant to Sections 14.3 and 14.4, the Partnership shall be terminated, and the Liquidator (or the Limited Partners if necessary) shall cause the cancellation of the Certificate of Limited Partnership and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware and shall take such other actions as may be necessary to terminate the Partnership.

  14.6 Return of Capital. The General Partner shall not be personally liable for the return of the Capital Contributions of the Limited Partners, or any portion thereof, it being expressly understood that any such return shall be made solely from Partnership assets.

  14.7 Waiver of Partition. Each Partner hereby waives any rights to partition of the Partnership property.

                                   ARTICLE XV

                       AMENDMENT OF PARTNERSHIP AGREEMENT

  15.1 Amendments Which May be Adopted Solely by the General Partner. Subject to Section 15.3, the General Partner may amend any provision of this Agreement without the consent of any Limited Partner, and may execute, swear to, acknowledge, deliver, file and record whatever documents may be required in connection therewith, to reflect:

    (a) a change in the name of the Partnership, in the location of the principal place of business of the Partnership or in the registered office or registered agent of the Partnership;

    (b) a change that the General Partner deems appropriate or necessary to
  (i) qualify, or continue the qualification of, the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) under the laws of any state or jurisdiction or (ii) ensure that neither the Partnership nor any of the Operating Partnerships will be treated as an association taxable as a corporation for federal income tax purposes;

    (c) a change to divide outstanding Units into a greater number of Units, to combine outstanding Units into a smaller number of Units or to reclassify Units in a manner that in the good faith opinion of the General Partner, does not adversely affect any class of Limited Partners in any material respect;

    (d) a change that the General Partner in its sole discretion deems appropriate or necessary to (i) satisfy any requirements, conditions or guidelines contained in any order, rule or regulation of any federal or state agency or contained in any federal or state statute or (ii) facilitate the trading of any Units or comply with any rule, regulation, requirement, condition or guideline of any National Securities Exchange on which any Units are or will be listed or admitted to trading, or NASDAQ if any Units are or will be quoted on NASDAQ;

    (e) a change that is appropriate or necessary, as stated in an Opinion of Counsel, to prevent the Partnership, the Operating Partnerships, the General Partner, its Affiliates and their respective directors and officers from in any manner being subjected to the provisions of the Investment Company Act of 1940, as amended, the Investment Advisers Act of 1940, as amended, or "plan asset" regulations adopted under the Employee Retirement Income Security Act of 1974, as amended, whether or not substantially similar to plan asset regulations currently applied or proposed by the United States Department of Labor;

    (f) a change that is required or contemplated by any provision of this Agreement, including, without limitation, Sections 4.3, 12.3 and 12.5;

    (g) a change that in the good faith opinion of the General Partner does not adversely affect the Limited Partners in any material respect; or

    (h) any changes or events similar to the foregoing.

  15.2 Other Amendments. Amendments to this Agreement may be proposed only by the General Partner. Subject to Section 15.3, a proposed amendment (other than amendments adopted pursuant to Section 15.1) shall be effective only when approved by a Majority Interest. The General Partner shall notify all Limited Partners upon final adoption of any proposed amendment.

  15.3 Amendment Requirements. Notwithstanding the provisions of Sections 15.1 and 15.2, (i) the approval of an Eighty Percent Interest shall be required for any amendment unless the Partnership has received an Opinion of Counsel that such amendment would not result in the loss of limited liability of any Limited Partner or result in the Partnership or any Operating Partnership being treated as an association taxable as a corporation for federal income tax purposes,
(ii) no provision of this Agreement which establishes a percentage of the Limited Partners required to take or approve any action shall be amended in any respect which would have the affect of reducing the voting requirement, unless such amendment is approved by at least such percentage of Limited Partners, and
(iii) this Section 15.3 shall be amended only with the approval of an Eighty Percent Interest.

                                  ARTICLE XVI

                                    MEETINGS

  16.1 Meetings. Meetings of Limited Partners may be called by the General Partner or by Limited Partners holding an aggregate of at least 20% of the outstanding LP Units. Within 60 days after receipt by the General Partner of a written proposal to call a meeting signed by Limited Partners holding the requisite number of LP Units and indicating the purpose for which the meeting is to be called (or such longer period as shall be reasonably required by the General Partner in order to prepare documents required therefor), the General Partner shall cause a notice of the meeting to be given to each Limited Partner. A meeting shall be held at a time and place determined by the General Partner within 60 days after the giving of notice of the meeting. A Majority Interest represented in person or by proxy shall constitute a quorum at a meeting of the Partners.

  16.2 Record Date. For purposes of determining the Limited Partners entitled to notice of or to vote at any meeting or to give approvals without a meeting as provided in Section 16.4, the General Partner may set a Record Date, which date for purposes of notice of a meeting shall not be less than 10 days nor more than 60 days before the date of the meeting.

  16.3 Conduct of Meeting. (a) The General Partner shall have full power and authority concerning the manner of conducting any meeting of Limited Partners or the solicitation of proxies or consents in writing, including, without limitation, the determination of Persons entitled to vote, the existence of a quorum, the conduct of voting, the validity and effect of any proxies, and the determination of any controversies, votes or challenges arising in connection with or during the meeting or voting. The General Partner shall designate an individual to serve as chairman of any meeting and shall further designate an individual to take the minutes of any meeting, which individuals may be directors or officers of the General Partner. All minutes shall be kept with the records of the Partnership maintained by the General Partner.

  (b) The General Partner may vote its LP Units in such manner as it in its sole discretion may determine.

  16.4 Action Without a Meeting. Any action that may be taken at a meeting of the Limited Partners may be taken without a meeting if approvals in writing setting forth the action so taken are signed by Limited Partners holding in the aggregate at least the minimum number of LP Units that would be necessary to authorize or take such action at a meeting at which all the Limited Partners were present and voted. Prompt notice of the taking of action without a meeting shall be given to the Limited Partners who have not approved in writing. If approvals to the taking of any action by the Limited Partners is solicited by any Person other than by or on behalf of the General Partner, the approvals shall have no force and effect unless and until (a) they are deposited with the Partnership in care of the General Partner, (b) approvals sufficient to take the action proposed are dated as of a date not more than 90 days prior to the date sufficient consents are deposited with the Partnership, and (c) the Partnership receives an Opinion of Counsel that giving effect to such approvals would not result in the loss of limited liability of any Limited Partner or cause the Partnership or any of the Operating Partnerships to be treated as an association taxable as a corporation for federal income tax purposes.

                                  ARTICLE XVII

                              CERTAIN RESTRICTIONS

  17.1 Additional Units. (a) Without the prior approval of a Two-Thirds Interest, the General Partner shall not cause the Partnership to issue any class or series of LP Units having preferences or other special or senior rights over the LP Units issued pursuant to Section 4.2.

 (b) The General Partner shall not cause the Partnership to issue Units to the General Partner or any of its Affiliates (other than pursuant to Section 4.1) unless (i) the Units are of a class which is, prior to such issuance, listed or admitted to trading on a National Securities Exchange or quoted by NASDAQ and the Net Agreed Value of the Contributed Property being contributed in exchange for such Units is at least equal to the number of Units being so issued times the Unit Price of such Units or (ii) such issuance is approved by a Majority Interest.







     17.2 Certain Amendments. (a) Without the prior approval of a Two-Thirds Interest, the General Partner shall not amend the Incentive Compensation Agreement or permit the Partnership or any Operating Partnership to amend any compensation arrangement for the General Partner or the Manager, unless, in any case, such amendment does not, in the good faith opinion of the General Partner, adversely affect the Limited Partners in any material respect.

     (b) The General Partner shall not cause the Partnership to approve any amendment to an Operating Partnership Agreement pursuant to Section 13.2 thereof unless such amendment is approved by a Majority Interest.

     17.3 Sale of Assets. Without the prior approval of a Two-Thirds Interest, the General Partner shall not permit the sale or other disposition of all or substantially all of the consolidated assets owned by the Partnership and the Operating Partnerships.

     17.4 Restricted Payments by General Partner or Manager. (a) The General Partner shall not declare or make any Restricted Payment unless (i) after giving effect thereto, the General Partner's assets that can be reached by creditors (excluding its Partnership Interest and any notes receivable from or payable to the Partnership) would have a fair market value (using such reasonable method of valuation as the General Partner may adopt) equal to or greater than $5,000,000,
(ii) the Partnership has received an Opinion of Counsel that such Restricted Payment would not result in the Partnership or any Operating Partnership being treated as an association taxable as a corporation for federal income tax purposes, or (iii) such Restricted Payment is approved by an Eighty Percent Interest.

     (b) The General Partner shall not permit the Manager to declare or make any Restricted Payment unless (i) after giving effect thereto, the Manager's assets that can be reached by creditors (excluding its partnership interest in any Operating Partnership and any notes receivable from or payable to such Operating Partnership) would have a fair market value (using such reasonable method of calculation as the General Partner may adopt) equal to or greater than $5,000,000, (ii) the Partnership has received an Opinion of Counsel that such Restricted Payment would not result in the Partnership or any Operating Partnership being treated as an association taxable as a corporation for federal income tax purposes, or (iii) such Restricted Payment is approved by an Eighty Percent Interest.

                                 ARTICLE XVIII

                            RIGHT TO PURCHASE UNITS

  18.1 Right to Purchase Units. If fewer than 10% of the outstanding LP Units are held by Persons other than the General Partner and its Affiliates, the General Partner shall have the right, which it may assign to the Partnership or any Affiliate, to purchase all, but not less than all, of the LP Units that remain outstanding and are held by Persons other than the General Partner and its Affiliates. Any such purchase shall be at a price per LP Unit in cash (the "Purchase Price") equal to the greater of the Unit Price on the date of purchase (the "Purchase Date") or the Issue Price for such LP Units, in either case multiplied by (a)1.2, if the Purchase Date is after December 31, 1996 and on or prior to December 31, 2001, (b) 1.1, if the Purchase Date is after December 31, 2001 and on or prior to December 31, 2006, or (c) 1.0, if the Purchase Date is after December 31, 2006.

  18.2 Notice of Election to Purchase. In the event the General Partner, any Affiliate of the General Partner or the Partnership elects to exercise such right to purchase LP Units pursuant to Section 18.1, the General Partner shall cause the Transfer Agent to give written notice of such election to purchase (the "Notice of Election to Purchase") to the Record Holders at least 10, but not more than 60, days prior to the Purchase Date. Such Notice of Election to Purchase shall also be published in daily newspapers of general circulation printed in the English language and published in the Borough of Manhattan, New York. The Notice of Election to Purchase shall specify the Purchase Date and the Purchase Price and state that the General Partner, its Affiliate or the Partnership, as the case may be, has elected to purchase such LP Units, upon surrender thereof in exchange for payment, and at such place as specified. Any such Notice of Election to Purchase mailed to a Record Holder of LP Units at his address as reflected in the Units Register shall be conclusively presumed to have been given whether or not the owner receives such notice.

  18.3 Purchase and Transfer of Units. On or prior to the Purchase Date, the General Partner, its Affiliate or the Partnership, as the case may be, shall deposit with the Transfer Agent cash in an amount equal to the amount required to purchase all outstanding LP Units held by Persons other than the General Partner or its Affiliates. If the Notice of Election to Purchase shall have been duly given as aforesaid and if on or prior to the Purchase Date the cash shall have been deposited with the Transfer Agent in trust for the benefit of the holders of LP Units subject to purchase as provided herein, then from and after the Purchase Date, whether or not any LP Units shall have been surrendered for purchase, all rights of the holders of such LP Units (including, without limitation, any rights pursuant to Articles V, VI and XIV) shall thereupon cease, except the right to receive the Purchase Price therefor, without interest, upon surrender to the Transfer Agent of the LP Certificates representing such LP Units, and such LP Units shall thereupon be transferred to the General Partner, its Affiliate or the Partnership, as the case may be, on the Units Register, and the General Partner, its Affiliate or the Partnership, as the case may be, shall be deemed to be the owner of all such LP Units from and after the Purchase Date and shall have all rights as the owner of such LP Units.

                                  ARTICLE XIX

                               GENERAL PROVISIONS

  19.1 Opinions Regarding Taxation as a Partnership. Notwithstanding any other provisions of this Agreement, the requirement, as a condition to any action proposed to be taken under this Agreement, that the Partnership receive an Opinion of Counsel that the proposed action would not result in the Partnership or any of the Operating Partnerships being treated as an association taxable as a corporation for federal income tax purposes (a) shall not be applicable to the extent that the Partnership or any of the Operating Partnerships is at such time treated in all material respects as an association taxable as a corporation for federal income tax purposes and (b) shall be deemed satisfied by an Opinion of Counsel containing conditions, limitations and qualifications which are acceptable to the General Partner in its sole discretion.

  19.2 Personal Property. The Partnership Interest of any Partner shall be personal property for all purposes.

  19.3 Addresses and Notices. Any notice, demand, request, payment or report required or permitted to be given or made to a Limited Partner under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class mail or by other means of written communication to the Limited Partner at such Limited Partner's address as shown on the Units Register. Any notice to the Partnership or the General Partner shall be deemed given if received in writing by the General Partner at the principal office of the Partnership designated pursuant to Section 2.3.

  19.4 Headings. All article or section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof.

  19.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto (including the additional Persons that become Limited Partners as provided herein) and their heirs, executors, administrators, successors, legal representatives and assigns.

  19.6 Integration. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

  19.7 Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition.

  19.8 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto (including the additional Persons that become Limited Partners as provided herein).

  19.9 Severability. If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions hereof, or of such provision in other respects, shall not be affected thereby.

  19.10 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

  In Witness Whereof, this Agreement has been duly executed by the General Partner on behalf of itself and as agent and attorney-in-fact for the Limited Partners, as of the date first above written.

                                          Buckeye Management Company,
                                           as General Partner

                                          By: _________________________________
                                             Title:

                                          Limited Partners,
                                          All Limited Partners now or
                                           hereafter admitted as limited
                                           partners of the Partnership,
                                           pursuant to powers of attorney now
                                           or hereafter executed in favor of,
                                           and delivered to, the General
                                           Partner.

                                          By  Buckeye Management Company,
                                                     as General Partner

                                          By: _________________________________
                                             Title:

                                                                      APPENDIX B

                                FORM OF CONSENT

                             BUCKEYE PARTNERS, L.P.

                         5 RADNOR CORPORATE CENTER

                            100 MATSONFORD ROAD

                             RADNOR, PA 19087

                         CONSENT AND VOTE FOR ADOPTION
                         OF PROPOSED AMENDMENTS TO THE
             AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

  The undersigned Unitholder of Buckeye Partners, L.P., a Delaware limited partnership, hereby revokes all prior consents given with respect to the matters covered hereunder, and acknowledges receipt of the consent Solicitation Statement dated May 22, 1998.

  THE LP UNITS REPRESENTED BY THIS SIGNED CONSENT WILL BE TREATED AS HAVING CAST A VOTE IN ACCORDANCE WITH THE BOX YOU MARK ON THE REVERSE SIDE.

     PLEASE COMPLETE, SIGN, DATE AND RETURN THIS CONSENT USING THE ENVELOPE
      PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

 ................................................................................
                      /\ PLEASE FOLD AND DETACH HERE /\

THE GENERAL PARTNER RECOMMENDS       Please mark your votes as indicated in
                                     this example
                                                                   [X]
A VOTE FOR THE PROPOSAL

  Proposal: To amend and restated the Amended and Restated Agreement of Limited Partnership by approving and adopting the proposed amendments described in the Consent Solicitation Statement to the Amended and Restated Agreement of Limited Partnership. A copy of the Amended and Restated Agreement of Limited Partnership is included in the accompanying Consent Solicitation Statement as Appendix A.

                      FOR                          AGAINST
                      [_]                            [_]

If no box is marked above, but this Consent is otherwise properly completed and signed, the LP Units will be voted "for" the Proposal.

The solicitation of Consents will expire at 5:00 p.m., Eastern Standard Time, on July 17, 1998, unless extended. Failure to return this Consent will have the same effect as a vote against the Proposal.

Please execute this consent as your name appears on this form. When partnership units are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                          -------------------------------------
                                          -------------------------------------

                                          SIGNATURE(S_________________DATE)

 ................................................................................
                        /\ PLEASE FOLD AND DETACH HERE /\

                          BUCKEYE PARTNERS, L.P.

  You may vote the shares by telephone. Voting by telephone will eliminate the need to mail a voted Consent Card. To vote by phone please follow the steps below:

  1) HAVE THIS CARD AND YOUR SOCIAL SECURITY NUMBER AVAILABLE

  2) USING A TOUCH-TONE TELEPHONE, DIAL 1-800-OK2-VOTE (1-800-652-8683)

  The telephone voting system preserves the confidentiality of your vote and will confirm your voting instructions with you during the call. You may also change your selections on any or all of the proposals to be voted.

            YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

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                                FORM OF CONSENT

                            BUCKEYE PARTNERS, L.P.
                           5 Radnor Corporate Center
                              100 Matsonford Road
                               Radnor, PA 19087

                         CONSENT AND VOTE FOR ADOPTION
                         OF PROPOSED AMENDMENTS TO THE
             AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

     The undersigned Unitholder of Buckeye Partners, L.P., a Delaware limited partnership, hereby revokes all prior consents given with respect to the matters covered hereunder, and acknowledges receipt of the Consent Solicitation Statement dated May 22, 1998.

     THE LP UNITS REPRESENTED BY THIS SIGNED CONSENT WILL BE TREATED AS HAVING CAST A VOTE IN ACCORDANCE WITH THE BOX YOU MARK ON THE REVERSE SIDE.

     PLEASE COMPLETE, SIGN, DATE AN RETURN THIS CONSENT USING THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                    -----------
                                                                   |SEE REVERSE|
                                                                   |   SIDE    |
                                                                    -----------

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                          /\ FOLD AND DETACH HERE /\

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[X] Please mark your                                                    |   XXXX
    votes as in this example                                            |
                                                                         ----


 ------------------------------------------------------------------------------
|           THE GENERAL PARTNER RECOMMENDS A VOTE FOR THE PROPOSAL             |
 ------------------------------------------------------------------------------
|                                                                 FOR  AGAINST |
|  Proposal: To amend and restate the Amended and Restated        [ ]    [ ]   |
|  Agreement of Limited Partnership by approving and adopting                  |
|  the proposed amendments described in the Consent Solicitation               |
|  Statement to the Amended and Restated Agreement of Limited                  |
|  Partnership. A copy of the Amended and Restated Agreement of                |
|  Limited Partnership is included in the accompanying Consent                 |
|  Solicitation Statement as Appendix A.                                       |
 ------------------------------------------------------------------------------

If no box is marked above, but this Consent is otherwise properly completed and signed, the LP Units will be voted for the Proposal.

The solicitation of consents will expire at 5:00 p.m., Eastern Standard Time, on July 17, 1998, unless extended. Failure to return this Consent will have the same effect as a vote against the Proposal.

Please execute this consent as your name appears on this form. When partnership units are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



--------------------------------------------



--------------------------------------------
SIGNATURE(S)                            DATE

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

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                          /\ FOLD AND DETACH HERE /\





                            Buckeye Partners, L.P.


     You may vote the shares by telephone. Voting by telephone will eliminate the need to mail a voted Consent Card. To vote by phone please follow the steps below:

     1) Have this card and your social security number available

     2) Using a touch-tone telephone, dial 1-800-OK2-VOTE (1-800-652-8683)

     The telephone voting system preserves the confidentiality of your vote and will confirm your voting instructions with you during the call. You may also change your selections on any or all of the proposals to be voted.

              YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.
--------------------------------------------------------------------------------